EXHIBIT 99.1

09/05/2006 12:25 PM
To
cc

Subject  Popular 2006-D

Please see the attached strats ($287 million in collateral balance). S&P expected loss is 6.47 and Moody's is 5.95. Silent seconds% is 3.74% and 2nd liens% is 0.00%.

I will send you the DTI number soon.

Thanks!
______________________

Deutsche Bank Securities Inc.
Securitized Products Group
60 Wall Street, 19th Floor
New York, NY 10005
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9/05/2006 12:37 PM
To
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Subject  Popular 2006-D

The DTI is 40.41% for this pool.

Thanks!
________________________
Deutsche Bank Securities Inc.
Securitized Products Group
60 Wall Street, 19th Floor
New York, NY 10005

--
This e-mail may contain confidential and/or privileged information. If you are not the intended recipient (or have received this e-mail in error) please notify the sender immediately and destroy this e-mail. Any unauthorized copying, disclosure or distribution of the material in this e-mail is strictly forbidden.

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Summary Statistics

As-of / Cut-off Date:      2006-07-31
Delinquency / Cut-off Date:      2006-07-31
Number of Loans: 1,699
Total Current Balance: 287,413,051.02
Maximum Balance:     902,500.00
Minimum Balance:     24,720.55
Average Current Balance: 169,166.01
Weighted Average Coupon:      8.492
Maximum Coupon:     11.630
Minimum Coupon:     5.880
Weighted Average Margin:      6.494
Weighted Average Maximum Rate:      14.500
Weighted Average Minimum Rate:      8.513
Weighted Average Months to Roll:      32
Weighted Average Original Term:      415.52
Weighted Average Original IO Term:      60.00
Weighted Average Remaining Term:      415.37
Weighted Average Seasoning:      0.15
Top 5 States: NC(10%),FL(9%),NJ(9%),PA(8%),MD(5%)
Top 5 Zip Codes: 08008(1%),28117(1%),29588(0%),28031(0%),08260(0%)
Weighted Average FICO Score:      611.0
Weighted Average Orig CLTV:      85.97
Weighted Average Orig Frequency CLTV: 86.68
% of portfolio with CLTV over 80%:      69.82
% of portfolio with CLTV over 80% & no MI: **invalid**
% with LPMI: **invalid**
Weighted Average LPMI: **invalid**
% of portfolio Conforming:      85.53
% of portfolio Jumbo: 14.47
% of portfolio with Full/Alt Docs:      81.56
% Owner Occupied:      91.04
% Fixed Rate: 28.28
% IO: 0.85
% Seconds: 0.00
% of Total Pool - Simultaneous Seconds: 3.74
% Prepay Penalties:     55.92
% Cashout: 74.10

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 1 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Current Principal Balance ($)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
20,000.01 - 40,000.00	1,733,887.29	0.60	52	3.06	33,343.99	9.948	6.492	16.048	25	336.91	336.83	0.08	71.36	71.36	593.0	91.9	96.1	52.7	0.0	40.3
40,000.01 - 60,000.00	6,586,415.38	2.29	130	7.65	50,664.73	9.269	6.483	15.272	25	352.13	351.97	0.16	80.92	81.09	609.6	84.8	84.4	52.5	0.0	50.7
60,000.01 - 80,000.00	9,905,424.91	3.45	140	8.24	70,753.04	9.093	6.490	15.143	26	381.39	381.25	0.14	81.59	81.97	593.0	88.4	86.7	42.8	0.0	42.7
80,000.01 - 100,000.00	16,267,380.20	5.66	180	10.59	90,374.33	8.728	6.500	14.640	27	393.77	393.60	0.17	82.87	83.55	597.1	87.0	91.5	41.5	0.0	57.8
100,000.01 - 120,000.00	24,152,562.88	8.40	218	12.83	110,791.57	8.553	6.499	14.529	31	402.03	401.87	0.16	84.22	84.86	601.6	86.9	91.3	39.2	0.0	52.2
120,000.01 - 140,000.00	19,912,107.44	6.93	152	8.95	131,000.71	8.546	6.495	14.574	30	404.58	404.50	0.08	84.82	86.37	604.6	84.8	88.8	38.2	1.3	51.3
140,000.01 - 160,000.00	21,518,205.51	7.49	144	8.48	149,431.98	8.480	6.499	14.579	28	408.53	408.37	0.16	85.89	87.18	602.8	80.6	93.0	32.7	0.7	50.9
160,000.01 - 180,000.00	21,926,282.00	7.63	129	7.59	169,971.18	8.495	6.500	14.589	32	409.85	409.70	0.15	84.66	85.13	602.8	87.0	96.2	36.4	0.8	66.6
180,000.01 - 200,000.00	19,716,496.07	6.86	103	6.06	191,422.29	8.381	6.499	14.505	29	408.54	408.39	0.15	84.08	84.97	606.8	84.3	91.1	34.1	2.0	61.9
200,000.01 - 220,000.00	14,932,351.20	5.20	71	4.18	210,314.81	8.426	6.500	14.401	29	406.91	406.74	0.17	86.50	87.50	605.4	81.8	94.4	21.2	2.9	52.4
220,000.01 - 240,000.00	13,877,265.31	4.83	60	3.53	231,287.76	8.281	6.500	14.233	32	410.14	409.91	0.23	83.62	84.11	607.5	74.9	93.3	19.9	0.0	64.8
240,000.01 - 260,000.00	14,056,753.08	4.89	56	3.30	251,013.45	8.351	6.500	14.439	31	420.02	419.82	0.19	88.14	88.77	616.5	80.5	94.8	23.1	0.0	51.9
260,000.01 - 280,000.00	12,992,187.57	4.52	48	2.83	270,670.57	8.463	6.500	14.434	34	434.77	434.52	0.25	88.31	89.14	616.2	68.6	97.9	25.0	2.0	54.2
280,000.01 - 300,000.00	8,133,151.58	2.83	28	1.65	290,469.70	8.395	6.298	14.590	32	437.10	436.81	0.29	88.39	89.76	614.2	75.0	100.0	32.2	0.0	68.1
300,000.01 - 320,000.00	6,207,742.84	2.16	20	1.18	310,387.14	8.472	6.500	14.509	28	408.27	408.07	0.20	88.49	88.49	606.7	80.0	79.9	9.9	0.0	64.7
320,000.01 - 340,000.00	6,961,196.30	2.42	21	1.24	331,485.54	8.361	6.500	14.449	31	440.21	440.07	0.14	86.04	87.00	612.6	71.3	95.3	19.0	0.0	47.3
340,000.01 - 360,000.00	6,996,192.17	2.43	20	1.18	349,809.61	8.445	6.500	14.597	38	444.04	444.04	0.00	90.16	90.16	626.5	85.1	85.3	19.9	5.0	34.9
360,000.01 - 380,000.00	8,174,726.80	2.84	22	1.29	371,578.49	8.433	6.500	14.415	29	447.35	447.26	0.09	89.86	89.86	620.7	72.5	86.3	22.6	0.0	63.5
380,000.01 - 400,000.00	3,908,709.25	1.36	10	0.59	390,870.93	8.331	6.500	14.404	25	407.65	407.65	0.00	86.25	86.25	635.3	79.6	79.8	29.9	0.0	39.9
400,000.01 - 420,000.00	6,183,218.96	2.15	15	0.88	412,214.60	8.637	6.500	14.383	37	448.38	448.25	0.13	91.72	91.72	612.2	73.1	100.0	6.5	0.0	59.9
420,000.01 - 440,000.00	6,038,730.74	2.10	14	0.82	431,337.91	8.259	6.500	14.383	36	437.27	437.27	0.00	88.49	89.58	647.3	85.8	85.8	7.1	7.2	50.3
440,000.01 - 460,000.00	5,882,166.96	2.05	13	0.77	452,474.38	8.137	6.494	14.048	45	452.29	452.14	0.16	90.80	90.80	636.9	76.7	84.7	30.7	0.0	30.4
460,000.01 - 480,000.00	3,768,717.83	1.31	8	0.47	471,089.73	7.825	6.500	13.832	45	449.79	449.79	0.00	86.83	89.38	627.2	87.5	100.0	12.2	0.0	87.5
480,000.01 - 500,000.00	2,963,526.01	1.03	6	0.35	493,921.00	9.047	6.500	15.047	36	440.17	439.83	0.34	94.01	94.01	641.0	66.9	83.1	0.0	0.0	66.8
500,000.01 - 520,000.00	2,053,529.71	0.71	4	0.24	513,382.43	8.886	6.574	14.886	33	480.00	479.50	0.50	91.30	91.30	603.8	24.7	100.0	0.0	0.0	49.9
520,000.01 - 540,000.00	2,115,717.71	0.74	4	0.24	528,929.43	8.645	6.486	14.394	34	419.72	419.72	0.00	84.01	89.01	620.6	49.8	100.0	0.0	0.0	49.8
540,000.01 - 560,000.00	6,069,440.99	2.11	11	0.65	551,767.36	8.153	6.500	14.268	43	447.39	447.30	0.09	82.81	82.81	607.2	91.0	91.0	9.1	0.0	54.5
560,000.01 - 580,000.00	1,734,758.25	0.60	3	0.18	578,252.75	8.334	6.500	14.506	42	399.97	399.97	0.00	90.16	90.16	651.7	100.0	66.6	33.3	0.0	100.0
580,000.01 - 600,000.00	588,040.00	0.20	1	0.06	588,040.00	8.490	6.500	14.490	24	360.00	360.00	0.00	100.00	100.00	664.0	100.0	0.0	0.0	0.0	0.0
600,000.01 - 620,000.00	1,218,550.00	0.42	2	0.12	609,275.00	8.524	6.500	14.524	61	480.00	480.00	0.00	97.47	97.47	626.3	100.0	100.0	0.0	0.0	50.6
640,000.01 - 660,000.00	1,302,132.30	0.45	2	0.12	651,066.15	8.990	6.500	14.990	24	419.90	419.90	0.00	100.00	100.00	704.4	50.1	49.9	0.0	0.0	100.0
680,000.01 - 700,000.00	691,901.75	0.24	1	0.06	691,901.75	8.000	6.500	14.000	24	480.00	480.00	0.00	90.00	90.00	616.0	100.0	100.0	0.0	0.0	0.0
740,000.01 - 760,000.00	2,258,633.67	0.79	3	0.18	752,877.89	7.875	6.500	14.433	25	360.00	359.67	0.33	87.49	87.49	643.0	100.0	100.0	33.1	0.0	66.9
760,000.01 - 780,000.00	1,525,822.00	0.53	2	0.12	762,911.00	8.785	6.500	14.470	25	480.00	480.00	0.00	93.16	93.16	649.9	49.9	50.1	49.9	0.0	49.9
800,000.01 - 820,000.00	2,430,151.69	0.85	3	0.18	810,050.56	7.478	6.500	13.478	37	440.10	440.10	0.00	79.26	79.26	594.7	100.0	100.0	0.0	0.0	100.0
820,000.01 - 840,000.00	835,000.00	0.29	1	0.06	835,000.00	8.850	6.500	14.850	25	480.00	480.00	0.00	100.00	100.00	602.0	100.0	100.0	0.0	0.0	100.0
880,000.01 - 900,000.00	891,474.67	0.31	1	0.06	891,474.67	7.740	6.500	13.740	24	480.00	480.00	0.00	74.31	74.31	741.0	100.0	0.0	0.0	0.0	0.0
900,000.01 - 920,000.00	902,500.00	0.31	1	0.06	902,500.00	8.580	6.500	14.580	61	480.00	480.00	0.00	95.00	95.00	596.0	100.0	100.0	0.0	0.0	100.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 24,720.55
Maximum: 902,500.00
Average: 169,166.01

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 2 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Original Principal Balance ($)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
20,001 - 40,000	1,733,887.29	0.60	52	3.06	33,343.99	9.948	6.492	16.048	25	336.91	336.83	0.08	71.36	71.36	593.0	91.9	96.1	52.7	0.0	40.3
40,001 - 60,000	6,586,415.38	2.29	130	7.65	50,664.73	9.269	6.483	15.272	25	352.13	351.97	0.16	80.92	81.09	609.6	84.8	84.4	52.5	0.0	50.7
60,001 - 80,000	9,905,424.91	3.45	140	8.24	70,753.04	9.093	6.490	15.143	26	381.39	381.25	0.14	81.59	81.97	593.0	88.4	86.7	42.8	0.0	42.7
80,001 - 100,000	16,267,380.20	5.66	180	10.59	90,374.33	8.728	6.500	14.640	27	393.77	393.60	0.17	82.87	83.55	597.1	87.0	91.5	41.5	0.0	57.8
100,001 - 120,000	24,152,562.88	8.40	218	12.83	110,791.57	8.553	6.499	14.529	31	402.03	401.87	0.16	84.22	84.86	601.6	86.9	91.3	39.2	0.0	52.2
120,001 - 140,000	19,912,107.44	6.93	152	8.95	131,000.71	8.546	6.495	14.574	30	404.58	404.50	0.08	84.82	86.37	604.6	84.8	88.8	38.2	1.3	51.3
140,001 - 160,000	21,518,205.51	7.49	144	8.48	149,431.98	8.480	6.499	14.579	28	408.53	408.37	0.16	85.89	87.18	602.8	80.6	93.0	32.7	0.7	50.9
160,001 - 180,000	21,926,282.00	7.63	129	7.59	169,971.18	8.495	6.500	14.589	32	409.85	409.70	0.15	84.66	85.13	602.8	87.0	96.2	36.4	0.8	66.6
180,001 - 200,000	19,716,496.07	6.86	103	6.06	191,422.29	8.381	6.499	14.505	29	408.54	408.39	0.15	84.08	84.97	606.8	84.3	91.1	34.1	2.0	61.9
200,001 - 220,000	14,932,351.20	5.20	71	4.18	210,314.81	8.426	6.500	14.401	29	406.91	406.74	0.17	86.50	87.50	605.4	81.8	94.4	21.2	2.9	52.4
220,001 - 240,000	13,877,265.31	4.83	60	3.53	231,287.76	8.281	6.500	14.233	32	410.14	409.91	0.23	83.62	84.11	607.5	74.9	93.3	19.9	0.0	64.8
240,001 - 260,000	14,056,753.08	4.89	56	3.30	251,013.45	8.351	6.500	14.439	31	420.02	419.82	0.19	88.14	88.77	616.5	80.5	94.8	23.1	0.0	51.9
260,001 - 280,000	12,992,187.57	4.52	48	2.83	270,670.57	8.463	6.500	14.434	34	434.77	434.52	0.25	88.31	89.14	616.2	68.6	97.9	25.0	2.0	54.2
280,001 - 300,000	8,133,151.58	2.83	28	1.65	290,469.70	8.395	6.298	14.590	32	437.10	436.81	0.29	88.39	89.76	614.2	75.0	100.0	32.2	0.0	68.1
300,001 - 320,000	6,207,742.84	2.16	20	1.18	310,387.14	8.472	6.500	14.509	28	408.27	408.07	0.20	88.49	88.49	606.7	80.0	79.9	9.9	0.0	64.7
320,001 - 340,000	6,961,196.30	2.42	21	1.24	331,485.54	8.361	6.500	14.449	31	440.21	440.07	0.14	86.04	87.00	612.6	71.3	95.3	19.0	0.0	47.3
340,001 - 360,000	6,996,192.17	2.43	20	1.18	349,809.61	8.445	6.500	14.597	38	444.04	444.04	0.00	90.16	90.16	626.5	85.1	85.3	19.9	5.0	34.9
360,001 - 380,000	8,174,726.80	2.84	22	1.29	371,578.49	8.433	6.500	14.415	29	447.35	447.26	0.09	89.86	89.86	620.7	72.5	86.3	22.6	0.0	63.5
380,001 - 400,000	3,908,709.25	1.36	10	0.59	390,870.93	8.331	6.500	14.404	25	407.65	407.65	0.00	86.25	86.25	635.3	79.6	79.8	29.9	0.0	39.9
400,001 - 420,000	6,183,218.96	2.15	15	0.88	412,214.60	8.637	6.500	14.383	37	448.38	448.25	0.13	91.72	91.72	612.2	73.1	100.0	6.5	0.0	59.9
420,001 - 440,000	6,038,730.74	2.10	14	0.82	431,337.91	8.259	6.500	14.383	36	437.27	437.27	0.00	88.49	89.58	647.3	85.8	85.8	7.1	7.2	50.3
440,001 - 460,000	5,882,166.96	2.05	13	0.77	452,474.38	8.137	6.494	14.048	45	452.29	452.14	0.16	90.80	90.80	636.9	76.7	84.7	30.7	0.0	30.4
460,001 - 480,000	3,768,717.83	1.31	8	0.47	471,089.73	7.825	6.500	13.832	45	449.79	449.79	0.00	86.83	89.38	627.2	87.5	100.0	12.2	0.0	87.5
480,001 - 500,000	2,963,526.01	1.03	6	0.35	493,921.00	9.047	6.500	15.047	36	440.17	439.83	0.34	94.01	94.01	641.0	66.9	83.1	0.0	0.0	66.8
500,001 - 520,000	2,053,529.71	0.71	4	0.24	513,382.43	8.886	6.574	14.886	33	480.00	479.50	0.50	91.30	91.30	603.8	24.7	100.0	0.0	0.0	49.9
520,001 - 540,000	2,115,717.71	0.74	4	0.24	528,929.43	8.645	6.486	14.394	34	419.72	419.72	0.00	84.01	89.01	620.6	49.8	100.0	0.0	0.0	49.8
540,001 - 560,000	6,069,440.99	2.11	11	0.65	551,767.36	8.153	6.500	14.268	43	447.39	447.30	0.09	82.81	82.81	607.2	91.0	91.0	9.1	0.0	54.5
560,001 - 580,000	1,734,758.25	0.60	3	0.18	578,252.75	8.334	6.500	14.506	42	399.97	399.97	0.00	90.16	90.16	651.7	100.0	66.6	33.3	0.0	100.0
580,001 - 600,000	588,040.00	0.20	1	0.06	588,040.00	8.490	6.500	14.490	24	360.00	360.00	0.00	100.00	100.00	664.0	100.0	0.0	0.0	0.0	0.0
600,001 - 620,000	1,218,550.00	0.42	2	0.12	609,275.00	8.524	6.500	14.524	61	480.00	480.00	0.00	97.47	97.47	626.3	100.0	100.0	0.0	0.0	50.6
640,001 - 660,000	1,302,132.30	0.45	2	0.12	651,066.15	8.990	6.500	14.990	24	419.90	419.90	0.00	100.00	100.00	704.4	50.1	49.9	0.0	0.0	100.0
680,001 - 700,000	691,901.75	0.24	1	0.06	691,901.75	8.000	6.500	14.000	24	480.00	480.00	0.00	90.00	90.00	616.0	100.0	100.0	0.0	0.0	0.0
740,001 - 760,000	2,258,633.67	0.79	3	0.18	752,877.89	7.875	6.500	14.433	25	360.00	359.67	0.33	87.49	87.49	643.0	100.0	100.0	33.1	0.0	66.9
760,001 - 780,000	1,525,822.00	0.53	2	0.12	762,911.00	8.785	6.500	14.470	25	480.00	480.00	0.00	93.16	93.16	649.9	49.9	50.1	49.9	0.0	49.9
800,001 - 820,000	2,430,151.69	0.85	3	0.18	810,050.56	7.478	6.500	13.478	37	440.10	440.10	0.00	79.26	79.26	594.7	100.0	100.0	0.0	0.0	100.0
820,001 - 840,000	835,000.00	0.29	1	0.06	835,000.00	8.850	6.500	14.850	25	480.00	480.00	0.00	100.00	100.00	602.0	100.0	100.0	0.0	0.0	100.0
880,001 - 900,000	891,474.67	0.31	1	0.06	891,474.67	7.740	6.500	13.740	24	480.00	480.00	0.00	74.31	74.31	741.0	100.0	0.0	0.0	0.0	0.0
900,001 - 920,000	902,500.00	0.31	1	0.06	902,500.00	8.580	6.500	14.580	61	480.00	480.00	0.00	95.00	95.00	596.0	100.0	100.0	0.0	0.0	100.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 25,000.00
Maximum: 902,500.00
Average: 169,212.76
Total: 287,492,487.67

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 3 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Mortgage Rate (%)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
5.750 - 5.999	149,870.99	0.05	1	0.06	149,870.99	5.880	6.500	11.875	24	360.00	360.00	0.00	75.00	75.00	701.0	100.0	100.0	0.0	100.0	100.0
6.000 - 6.249	267,166.79	0.09	2	0.12	133,583.40	6.000	0.000	0.000	0	434.24	431.71	2.53	65.53	65.53	699.4	100.0	100.0	100.0	0.0	61.9
6.250 - 6.499	2,324,948.52	0.81	9	0.53	258,327.61	6.336	6.500	12.387	54	387.41	386.90	0.51	74.86	74.86	662.0	100.0	100.0	51.4	0.0	64.9
6.500 - 6.749	3,722,587.68	1.30	13	0.77	286,352.90	6.629	6.500	12.646	57	400.64	400.57	0.08	76.36	76.36	653.0	98.5	100.0	33.9	0.0	83.9
6.750 - 6.999	6,920,653.12	2.41	33	1.94	209,716.76	6.850	6.500	12.905	37	392.46	392.04	0.42	78.63	79.49	624.0	92.5	93.1	42.8	2.9	61.4
7.000 - 7.249	9,716,472.47	3.38	41	2.41	236,987.13	7.137	6.500	13.218	37	435.92	435.82	0.10	78.60	80.01	624.3	87.6	100.0	21.6	0.0	70.1
7.250 - 7.499	12,553,440.71	4.37	67	3.94	187,364.79	7.368	6.500	13.379	39	424.52	424.23	0.29	82.95	85.93	628.8	93.5	96.8	30.7	4.5	58.1
7.500 - 7.749	19,209,950.43	6.68	96	5.65	200,103.65	7.611	6.419	13.612	36	435.20	435.03	0.17	80.80	83.92	620.2	96.7	93.8	26.5	1.0	64.6
7.750 - 7.999	31,811,334.01	11.07	168	9.89	189,353.18	7.899	6.500	13.894	33	409.68	409.57	0.11	82.54	83.70	610.4	87.9	97.4	37.0	1.6	65.5
8.000 - 8.249	20,325,023.77	7.07	122	7.18	166,598.56	8.119	6.500	14.117	35	429.64	429.54	0.10	84.50	85.99	608.7	87.0	95.4	33.6	2.8	56.0
8.250 - 8.499	31,372,509.18	10.92	173	10.18	181,343.98	8.373	6.500	14.378	33	425.78	425.64	0.15	88.87	89.18	616.5	86.5	87.8	23.5	0.0	53.5
8.500 - 8.749	33,303,042.56	11.59	172	10.12	193,622.34	8.641	6.500	14.642	32	423.81	423.71	0.10	87.65	87.84	598.4	76.2	89.7	21.9	0.0	51.7
8.750 - 8.999	44,232,149.88	15.39	262	15.42	168,825.00	8.884	6.501	14.882	29	412.65	412.55	0.10	89.17	89.23	603.0	82.3	87.5	23.7	0.6	59.1
9.000 - 9.249	21,507,113.49	7.48	130	7.65	165,439.33	9.131	6.495	14.971	28	420.01	419.90	0.11	89.63	89.63	624.8	65.9	84.0	22.8	0.0	52.4
9.250 - 9.499	16,129,992.56	5.61	116	6.83	139,051.66	9.389	6.500	15.383	25	412.31	412.20	0.12	88.56	88.56	601.3	68.3	86.6	34.9	0.0	43.4
9.500 - 9.749	14,911,821.54	5.19	117	6.89	127,451.47	9.629	6.498	15.628	24	396.84	396.71	0.13	87.75	87.75	589.8	75.7	92.4	29.0	0.0	53.2
9.750 - 9.999	9,911,456.06	3.45	79	4.65	125,461.47	9.872	6.499	15.868	26	375.41	375.16	0.25	88.38	88.38	606.5	61.7	82.6	31.2	0.0	40.0
10.000 - 10.249	3,619,712.28	1.26	35	2.06	103,420.35	10.104	6.500	15.816	27	385.56	385.33	0.23	85.84	85.84	594.1	56.1	91.5	28.5	0.0	29.0
10.250 - 10.499	1,445,368.40	0.50	20	1.18	72,268.42	10.347	6.499	16.245	29	354.40	354.15	0.25	83.72	83.72	606.1	87.2	95.7	11.5	0.0	21.3
10.500 - 10.749	2,006,131.98	0.70	24	1.41	83,588.83	10.608	6.498	16.604	24	394.75	394.65	0.10	91.18	91.18	643.9	54.0	90.9	42.8	0.0	47.6
10.750 - 10.999	1,518,516.84	0.53	12	0.71	126,543.07	10.821	6.500	16.834	33	360.00	359.26	0.74	89.24	89.24	592.7	65.7	94.7	34.7	0.0	8.3
11.000 - 11.249	73,400.00	0.03	2	0.12	36,700.00	11.163	6.470	17.163	26	360.00	360.00	0.00	73.95	73.95	532.2	52.3	100.0	0.0	0.0	100.0
11.250 - 11.499	176,905.12	0.06	2	0.12	88,452.56	11.300	6.500	17.255	23	360.00	359.21	0.79	83.27	83.27	632.9	20.9	100.0	20.9	0.0	0.0
11.500 - 11.749	203,482.64	0.07	3	0.18	67,827.55	11.559	0.000	0.000	0	360.00	359.48	0.52	81.13	81.13	609.7	73.0	73.0	100.0	0.0	0.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 5.880
Maximum: 11.630
Weighted Average: 8.492

Original Terms (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
61 - 120	189,811.53	0.07	3	0.18	63,270.51	8.275	0.000	0.000	0	120.00	120.00	0.00	56.63	56.63	610.4	77.3	100.0	100.0	0.0	77.3
121 - 180	2,197,543.12	0.76	28	1.65	78,483.68	8.806	0.000	0.000	0	180.00	179.81	0.19	71.33	71.33	598.1	95.7	95.3	100.0	0.0	53.0
181 - 240	1,899,143.23	0.66	20	1.18	94,957.16	8.130	0.000	0.000	0	240.00	239.93	0.07	76.66	76.66	618.5	97.2	100.0	100.0	0.0	42.4
241 - 300	270,551.09	0.09	3	0.18	90,183.70	7.858	0.000	0.000	0	300.00	300.00	0.00	80.23	80.23	668.2	59.7	100.0	100.0	0.0	0.0
301 - 360	144,177,066.11	50.16	985	57.98	146,372.66	8.594	6.487	14.658	28	360.00	359.81	0.19	84.39	85.04	608.3	80.9	89.2	35.4	1.7	52.5
361 >=	138,678,935.94	48.25	660	38.85	210,119.60	8.388	6.500	14.369	35	480.00	479.90	0.10	88.03	88.82	613.8	81.8	92.8	18.5	0.0	59.7
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 120
Maximum: 480
Weighted Average: 415.52

Remaining Terms (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
61 - 120	189,811.53	0.07	3	0.18	63,270.51	8.275	0.000	0.000	0	120.00	120.00	0.00	56.63	56.63	610.4	77.3	100.0	100.0	0.0	77.3
121 - 180	2,197,543.12	0.76	28	1.65	78,483.68	8.806	0.000	0.000	0	180.00	179.81	0.19	71.33	71.33	598.1	95.7	95.3	100.0	0.0	53.0
181 - 240	1,899,143.23	0.66	20	1.18	94,957.16	8.130	0.000	0.000	0	240.00	239.93	0.07	76.66	76.66	618.5	97.2	100.0	100.0	0.0	42.4
241 - 300	270,551.09	0.09	3	0.18	90,183.70	7.858	0.000	0.000	0	300.00	300.00	0.00	80.23	80.23	668.2	59.7	100.0	100.0	0.0	0.0
301 - 360	144,177,066.11	50.16	985	57.98	146,372.66	8.594	6.487	14.658	28	360.00	359.81	0.19	84.39	85.04	608.3	80.9	89.2	35.4	1.7	52.5
361 >=	138,678,935.94	48.25	660	38.85	210,119.60	8.388	6.500	14.369	35	480.00	479.90	0.10	88.03	88.82	613.8	81.8	92.8	18.5	0.0	59.7
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 120
Maximum: 480
Weighted Average: 415.37

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 4 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Seasoning (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
0	251,511,020.21	87.51	1,487	87.52	169,139.89	8.494	6.499	14.488	32	417.34	417.34	0.00	86.11	86.87	612.1	82.2	90.2	27.7	0.9	57.2
1	32,507,537.21	11.31	191	11.24	170,196.53	8.509	6.500	14.564	30	406.27	405.27	1.00	85.38	85.68	601.2	77.8	96.7	30.4	0.0	50.4
2	2,071,863.63	0.72	12	0.71	172,655.30	8.442	5.643	14.788	35	371.39	369.39	2.00	84.47	86.59	630.8	59.6	100.0	37.2	10.6	14.9
3	435,204.55	0.15	3	0.18	145,068.18	9.182	6.500	15.177	21	360.00	357.00	3.00	86.72	86.72	558.3	57.1	100.0	22.7	0.0	0.0
4	373,800.90	0.13	2	0.12	186,900.45	7.361	0.000	0.000	0	408.18	404.18	4.00	67.23	67.23	637.2	100.0	100.0	100.0	0.0	40.1
5	265,157.93	0.09	3	0.18	88,385.98	7.005	0.000	0.000	0	321.10	316.10	5.00	62.82	62.82	663.2	100.0	100.0	100.0	0.0	0.0
6	248,466.59	0.09	1	0.06	248,466.59	6.750	0.000	0.000	0	360.00	354.00	6.00	84.75	84.75	0.0	100.0	100.0	100.0	0.0	0.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 0
Maximum: 6
Weighted Average: 0.15

Lien Position	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
1st Lien	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

First Liens with Junior Liens	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
N	276,675,579.99	96.26	1,637	96.35	169,013.79	8.522	6.494	14.534	32	415.17	415.02	0.15	86.22	86.22	610.4	80.8	91.0	28.2	0.6	56.0
Y	10,737,471.03	3.74	62	3.65	173,185.02	7.731	6.495	13.590	29	424.54	424.45	0.08	79.58	98.52	626.9	100.0	91.9	30.9	7.1	54.9
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Original Loan-to-Value Ratio (%) (First Liens Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
0.01 - 50.00	4,594,868.60	1.60	43	2.53	106,857.41	8.439	6.500	14.563	34	386.22	385.98	0.24	39.27	39.27	605.2	59.9	77.4	43.3	0.0	36.8
50.01 - 55.00	2,667,809.68	0.93	25	1.47	106,712.39	7.956	6.500	14.280	30	346.22	345.80	0.42	53.19	53.19	610.7	87.3	92.7	63.7	0.0	48.6
55.01 - 60.00	3,803,694.96	1.32	31	1.82	122,699.84	8.290	6.500	14.540	27	379.66	379.62	0.04	57.84	57.84	586.3	60.1	92.6	36.9	0.0	52.4
60.01 - 65.00	4,907,383.32	1.71	33	1.94	148,708.59	8.017	6.500	14.002	24	395.71	395.54	0.18	62.51	62.51	595.2	75.8	87.1	42.7	0.0	61.8
65.01 - 70.00	7,850,366.32	2.73	62	3.65	126,618.81	8.073	6.500	14.110	31	396.89	396.75	0.13	68.60	68.86	576.9	91.5	96.1	40.6	0.0	56.2
70.01 - 75.00	16,773,629.88	5.84	96	5.65	174,725.31	8.089	6.499	14.166	31	412.66	412.53	0.13	73.66	74.25	610.1	80.0	86.9	42.1	0.9	56.9
75.01 - 80.00	46,149,639.52	16.06	296	17.42	155,910.94	8.215	6.500	14.235	29	402.66	402.46	0.20	79.28	83.33	605.7	77.4	89.9	30.6	1.5	53.8
80.01 - 85.00	35,945,781.84	12.51	225	13.24	159,759.03	8.384	6.452	14.392	29	405.16	405.00	0.16	83.86	83.93	591.0	86.2	94.6	35.3	1.6	60.3
85.01 - 90.00	79,172,509.55	27.55	463	27.25	170,998.94	8.654	6.499	14.625	30	418.07	417.94	0.13	89.23	89.26	598.0	85.2	88.5	24.2	0.8	55.0
90.01 - 95.00	29,434,174.15	10.24	152	8.95	193,645.88	8.398	6.499	14.348	40	441.06	440.94	0.12	93.56	93.56	614.8	90.4	98.1	25.1	1.2	60.7
95.01 - 100.00	56,113,193.20	19.52	273	16.07	205,542.83	8.874	6.500	14.789	34	429.04	428.91	0.13	99.71	99.71	653.1	74.8	91.4	18.6	0.0	55.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 14.72
Maximum: 100.00
Weighted Average by Original Balance: 85.97
Weighted Average by Current Balance: 85.97
Standard Deviation: 13.18

Ratio (%) (Second Liens Only)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 5 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Combined Original Loan-to-Value Ratio (%)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
<=50.00	4,594,868.60	1.60	43	2.53	106,857.41	8.439	6.500	14.563	34	386.22	385.98	0.24	39.27	39.27	605.2	59.9	77.4	43.3	0.0	36.8
50.01 - 55.00	2,667,809.68	0.93	25	1.47	106,712.39	7.956	6.500	14.280	30	346.22	345.80	0.42	53.19	53.19	610.7	87.3	92.7	63.7	0.0	48.6
55.01 - 60.00	3,803,694.96	1.32	31	1.82	122,699.84	8.290	6.500	14.540	27	379.66	379.62	0.04	57.84	57.84	586.3	60.1	92.6	36.9	0.0	52.4
60.01 - 65.00	4,907,383.32	1.71	33	1.94	148,708.59	8.017	6.500	14.002	24	395.71	395.54	0.18	62.51	62.51	595.2	75.8	87.1	42.7	0.0	61.8
65.01 - 70.00	7,850,366.32	2.73	62	3.65	126,618.81	8.073	6.500	14.110	31	396.89	396.75	0.13	68.60	68.86	576.9	91.5	96.1	40.6	0.0	56.2
70.01 - 75.00	16,773,629.88	5.84	96	5.65	174,725.31	8.089	6.499	14.166	31	412.66	412.53	0.13	73.66	74.25	610.1	80.0	86.9	42.1	0.9	56.9
75.01 - 80.00	46,149,639.52	16.06	296	17.42	155,910.94	8.215	6.500	14.235	29	402.66	402.46	0.20	79.28	83.33	605.7	77.4	89.9	30.6	1.5	53.8
80.01 - 85.00	35,945,781.84	12.51	225	13.24	159,759.03	8.384	6.452	14.392	29	405.16	405.00	0.16	83.86	83.93	591.0	86.2	94.6	35.3	1.6	60.3
85.01 - 90.00	79,172,509.55	27.55	463	27.25	170,998.94	8.654	6.499	14.625	30	418.07	417.94	0.13	89.23	89.26	598.0	85.2	88.5	24.2	0.8	55.0
90.01 - 95.00	29,434,174.15	10.24	152	8.95	193,645.88	8.398	6.499	14.348	40	441.06	440.94	0.12	93.56	93.56	614.8	90.4	98.1	25.1	1.2	60.7
95.01 - 100.00	56,113,193.20	19.52	273	16.07	205,542.83	8.874	6.500	14.789	34	429.04	428.91	0.13	99.71	99.71	653.1	74.8	91.4	18.6	0.0	55.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 14.72
Maximum: 100.00
Weighted Average by Original Balance: 85.97
Weighted Average by Current Balance: 85.97
Standard Deviation: 13.18

Combined Original Loan-to-Value Ratio (%) Frequency	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
<=50.00	4,594,868.60	1.60	43	2.53	106,857.41	8.439	6.500	14.563	34	386.22	385.98	0.24	39.27	39.27	605.2	59.9	77.4	43.3	0.0	36.8
50.01 - 55.00	2,667,809.68	0.93	25	1.47	106,712.39	7.956	6.500	14.280	30	346.22	345.80	0.42	53.19	53.19	610.7	87.3	92.7	63.7	0.0	48.6
55.01 - 60.00	3,803,694.96	1.32	31	1.82	122,699.84	8.290	6.500	14.540	27	379.66	379.62	0.04	57.84	57.84	586.3	60.1	92.6	36.9	0.0	52.4
60.01 - 65.00	4,907,383.32	1.71	33	1.94	148,708.59	8.017	6.500	14.002	24	395.71	395.54	0.18	62.51	62.51	595.2	75.8	87.1	42.7	0.0	61.8
65.01 - 70.00	7,610,366.32	2.65	61	3.59	124,760.10	8.111	6.500	14.177	30	394.27	394.13	0.14	68.62	68.62	575.5	91.3	99.2	41.9	0.0	54.8
70.01 - 75.00	16,279,976.61	5.66	93	5.47	175,053.51	8.082	6.499	14.175	31	413.15	413.02	0.13	73.63	73.63	610.4	79.4	86.5	41.3	0.9	56.5
75.01 - 80.00	36,718,621.76	12.78	241	14.18	152,359.43	8.336	6.501	14.387	30	397.17	396.94	0.23	79.05	79.11	599.6	71.6	88.3	30.7	0.5	54.4
80.01 - 85.00	35,830,781.84	12.47	224	13.18	159,958.85	8.385	6.452	14.392	29	404.92	404.76	0.16	83.87	83.87	591.0	86.2	94.6	35.1	1.6	60.5
85.01 - 90.00	79,018,459.55	27.49	463	27.25	170,666.22	8.657	6.499	14.629	30	418.18	418.06	0.13	89.22	89.23	598.0	85.1	88.5	24.3	0.6	54.9
90.01 - 95.00	30,917,934.25	10.76	158	9.30	195,683.13	8.373	6.499	14.321	40	439.36	439.25	0.11	92.86	93.61	615.5	90.9	98.2	25.9	1.1	60.0
95.01 - 100.00	65,063,154.13	22.64	327	19.25	198,969.89	8.715	6.499	14.646	33	428.71	428.59	0.12	97.01	99.73	649.5	78.3	91.6	20.1	1.2	55.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 14.72
Maximum: 100.00
Weighted Average by Original Balance: 86.68
Weighted Average by Current Balance: 86.68
Standard Deviation: 13.44

LTV gt 80, PMI

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 6 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Geographic Distribution by State	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
North Carolina	28,045,632.71	9.76	183	10.77	153,254.82	8.792	6.497	14.732	27	426.34	426.22	0.12	88.61	89.94	607.9	88.1	83.4	28.0	0.6	49.5
Florida	24,798,312.14	8.63	124	7.30	199,986.39	8.351	6.500	14.482	32	416.93	416.71	0.21	83.30	83.48	606.8	78.3	94.9	29.3	1.4	84.1
New Jersey	24,437,826.46	8.50	93	5.47	262,772.33	8.627	6.499	14.599	31	426.62	426.35	0.28	86.51	86.63	638.9	60.9	77.3	18.1	0.0	0.0
Pennsylvania	22,830,503.32	7.94	189	11.12	120,796.31	8.588	6.500	14.758	26	377.05	376.94	0.10	84.08	84.32	602.6	84.7	92.1	47.6	0.0	83.5
Maryland	15,660,236.03	5.45	64	3.77	244,691.19	8.131	6.500	14.103	33	418.30	418.22	0.08	85.18	86.29	600.4	81.5	94.6	16.7	0.0	8.5
California	14,588,818.55	5.08	45	2.65	324,195.97	7.817	6.512	13.855	40	431.48	431.34	0.14	82.86	83.13	619.0	81.6	99.3	16.3	5.7	93.0
Michigan	12,941,869.68	4.50	91	5.36	142,218.35	9.040	6.494	15.060	30	429.39	429.36	0.03	90.31	91.09	620.3	79.1	86.9	23.1	0.0	93.1
Georgia	11,217,352.73	3.90	68	4.00	164,961.07	8.651	6.500	14.687	28	410.24	410.16	0.08	89.84	91.24	617.2	65.4	92.6	19.5	0.0	12.0
New York	11,125,439.11	3.87	31	1.82	358,885.13	8.125	6.364	14.296	45	429.85	429.62	0.23	83.67	83.67	629.1	86.3	87.4	24.4	0.0	68.5
Virginia	10,737,554.79	3.74	49	2.88	219,133.77	8.383	6.492	14.304	39	435.25	435.14	0.12	84.02	84.74	603.2	84.7	98.6	24.2	0.0	83.5
South Carolina	9,812,883.07	3.41	69	4.06	142,215.70	8.588	6.500	14.710	26	396.55	396.30	0.25	85.55	85.85	600.0	82.8	88.4	49.3	0.0	16.4
Ohio	9,338,407.12	3.25	69	4.06	135,339.23	8.595	6.500	14.498	31	420.95	420.88	0.07	87.59	89.49	606.9	94.2	89.9	34.1	0.0	94.8
Massachusetts	8,741,057.35	3.04	31	1.82	281,969.59	8.409	6.500	14.429	33	437.14	437.07	0.07	84.19	84.94	605.5	78.7	93.1	7.2	0.0	2.0
Wisconsin	7,911,600.26	2.75	52	3.06	152,146.16	8.800	6.500	14.879	26	421.90	421.83	0.07	85.28	85.51	590.3	82.1	96.2	15.8	0.0	23.0
Missouri	7,723,554.68	2.69	67	3.94	115,276.94	8.609	6.500	14.483	30	408.85	408.68	0.16	87.99	87.99	600.5	94.7	96.7	35.1	0.0	94.0
Illinois	6,997,961.82	2.43	45	2.65	155,510.26	8.418	6.500	14.325	40	413.04	412.96	0.08	84.34	85.83	624.2	84.8	87.2	37.2	3.8	18.5
Indiana	5,571,100.54	1.94	48	2.83	116,064.59	8.591	6.500	14.586	33	406.54	406.39	0.15	88.57	90.29	586.4	95.4	99.1	43.9	0.0	88.7
Iowa	5,415,775.83	1.88	56	3.30	96,710.28	8.813	6.500	14.847	28	382.24	382.14	0.10	88.07	88.44	598.2	90.7	99.1	27.8	2.4	0.0
Connecticut	5,340,780.35	1.86	25	1.47	213,631.21	8.548	6.492	14.490	30	432.07	432.00	0.07	85.20	87.17	585.9	85.5	96.3	15.2	0.0	88.5
Arizona	4,827,894.65	1.68	28	1.65	172,424.81	7.875	6.500	14.003	30	398.73	398.57	0.16	85.84	86.49	606.7	93.3	95.8	33.8	3.1	96.5
New Mexico	4,349,433.64	1.51	30	1.77	144,981.12	7.994	6.500	14.149	30	380.21	379.91	0.31	85.07	85.07	614.0	67.6	100.0	39.9	0.0	0.0
Minnesota	3,829,901.12	1.33	20	1.18	191,495.06	8.532	6.500	14.492	28	442.49	442.47	0.02	85.79	87.32	616.0	79.7	86.2	41.7	0.0	94.9
Delaware	3,494,443.38	1.22	22	1.29	158,838.34	7.891	6.500	13.790	33	428.49	428.36	0.13	80.24	82.30	604.7	82.5	94.3	46.4	0.0	94.3
Tennessee	3,442,485.04	1.20	26	1.53	132,403.27	8.528	6.500	14.534	34	392.45	392.34	0.12	90.01	92.26	613.3	94.2	88.2	37.3	3.7	94.1
Nebraska	2,990,013.13	1.04	29	1.71	103,103.90	8.806	6.500	14.270	25	364.69	364.66	0.03	88.33	88.33	613.0	88.4	94.5	57.4	0.0	96.2
Kansas	2,544,322.09	0.89	26	1.53	97,858.54	8.741	6.500	14.651	32	417.36	417.09	0.27	88.65	88.65	597.2	88.3	100.0	20.5	0.0	0.0
New Hampshire	2,516,235.80	0.88	11	0.65	228,748.71	8.521	6.500	14.661	25	449.37	449.12	0.25	90.57	90.57	617.7	86.5	90.6	22.3	0.0	73.5
Rhode Island	2,452,347.55	0.85	10	0.59	245,234.76	8.404	6.500	14.345	38	437.49	437.38	0.11	86.39	86.39	609.7	65.9	100.0	24.1	0.0	90.7
South Dakota	2,046,785.67	0.71	20	1.18	102,339.28	8.753	6.499	14.630	30	397.15	396.95	0.20	87.91	89.42	618.1	84.0	92.1	22.8	0.0	91.9
Oregon	1,652,044.66	0.57	8	0.47	206,505.58	8.095	6.500	14.061	42	438.73	438.60	0.13	88.33	89.88	633.1	85.9	100.0	31.5	0.0	79.6
Texas	1,582,976.72	0.55	13	0.77	121,767.44	9.035	6.500	14.778	24	360.00	360.00	0.00	90.23	90.83	634.9	67.9	58.8	37.8	0.0	19.2
Maine	1,179,512.70	0.41	7	0.41	168,501.81	8.439	6.500	13.973	35	392.64	392.09	0.55	82.62	86.35	601.2	100.0	100.0	41.2	18.7	41.2
Washington	1,129,540.49	0.39	8	0.47	141,192.56	9.255	6.500	15.188	24	384.43	384.08	0.35	72.98	72.98	613.1	66.5	88.4	21.8	0.0	50.4
Kentucky	997,143.21	0.35	8	0.47	124,642.90	8.582	6.500	14.430	49	385.25	385.25	0.00	91.76	91.76	673.5	100.0	100.0	22.8	0.0	100.0
Nevada	976,913.28	0.34	5	0.29	195,382.66	7.214	6.500	13.370	25	379.42	379.25	0.17	81.00	81.00	617.1	100.0	75.4	77.4	0.0	75.4
North Dakota	809,419.70	0.28	6	0.35	134,903.28	8.524	6.500	14.464	24	414.85	414.73	0.12	84.62	84.62	626.0	100.0	100.0	21.6	0.0	100.0
Idaho	795,385.82	0.28	4	0.24	198,846.46	7.691	6.500	13.427	42	432.48	431.73	0.75	84.92	87.65	612.9	58.5	100.0	18.9	27.4	100.0
Colorado	664,964.21	0.23	4	0.24	166,241.05	8.653	6.500	14.653	34	437.82	437.47	0.35	90.15	90.15	637.2	64.9	91.5	0.0	0.0	100.0
Oklahoma	612,550.10	0.21	6	0.35	102,091.68	9.256	6.500	15.141	32	383.51	383.20	0.31	88.99	88.99	615.2	77.2	100.0	17.9	0.0	38.0
Utah	551,000.00	0.19	2	0.12	275,500.00	7.850	6.500	13.750	60	455.61	455.61	0.00	83.77	83.77	616.7	79.7	100.0	20.3	0.0	100.0
Vermont	355,806.68	0.12	2	0.12	177,903.34	9.516	6.500	15.630	23	360.00	359.14	0.86	85.62	85.62	554.4	100.0	86.0	14.0	0.0	0.0
Montana	288,019.06	0.10	4	0.24	72,004.77	8.708	0.000	0.000	0	377.70	377.52	0.17	78.96	78.96	610.1	100.0	100.0	100.0	0.0	72.1
Alabama	87,245.78	0.03	1	0.06	87,245.78	8.380	6.500	14.380	23	360.00	359.00	1.00	90.00	90.00	575.0	100.0	100.0	0.0	0.0	0.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Number of States Represented: 43

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 7 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Geographic Distribution by MSA	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Rural	44,873,438.14	15.61	340	20.01	131,980.70	8.646	6.500	14.608	29	403.11	402.94	0.17	86.56	86.95	607.0	84.2	93.3	34.9	0.5	61.6
Philadelphia PA-NJ PMSA	14,883,508.94	5.18	90	5.30	165,372.32	8.502	6.500	14.478	31	395.85	395.73	0.12	84.00	84.19	607.5	78.9	92.1	35.8	0.0	47.3
Washington DC-MD-VA-WV PMSA	8,939,912.07	3.11	30	1.77	297,997.07	8.071	6.499	14.052	37	447.74	447.63	0.11	83.50	85.08	607.1	76.9	96.4	8.4	0.0	22.7
Boston MA-NH NECMA	8,871,309.15	3.09	29	1.71	305,907.21	8.425	6.500	14.455	32	439.77	439.65	0.12	84.30	85.04	607.3	79.6	90.6	9.9	0.0	11.5
Detroit MI PMSA	8,222,594.54	2.86	48	2.83	171,304.05	9.038	6.491	15.099	29	428.81	428.78	0.03	91.31	92.25	629.8	77.4	89.4	32.2	0.0	97.7
Charlotte-Gastonia-Rock Hill NC-SC MSA	7,626,296.05	2.65	45	2.65	169,473.25	8.806	6.500	14.803	26	440.08	439.95	0.14	91.02	92.00	596.8	96.1	95.2	28.8	0.0	56.0
Atlanta GA MSA	7,319,975.34	2.55	41	2.41	178,535.98	8.809	6.500	14.855	29	411.39	411.29	0.11	92.11	93.55	618.8	65.3	95.0	16.3	0.0	10.8
Baltimore MD PMSA	6,921,923.72	2.41	32	1.88	216,310.12	8.204	6.500	14.185	31	408.78	408.69	0.09	84.57	84.57	591.6	83.6	92.5	26.9	0.0	15.5
Chicago IL PMSA	6,281,845.49	2.19	39	2.30	161,072.96	8.371	6.500	14.266	39	415.18	415.11	0.07	83.88	85.54	623.9	86.3	85.8	38.5	4.2	19.1
New York NY PMSA	6,028,803.22	2.10	16	0.94	376,800.20	8.385	6.494	14.643	48	445.04	444.96	0.09	84.96	84.96	645.2	81.3	91.7	22.3	0.0	68.5
Newark NJ PMSA	5,566,910.51	1.94	18	1.06	309,272.81	8.667	6.498	14.481	31	441.62	441.44	0.18	88.02	88.02	628.0	40.1	90.2	13.2	0.0	0.0
Tampa-St. Petersburg-Clearwater FL MSA	4,628,787.47	1.61	26	1.53	178,030.29	8.408	6.500	14.429	36	429.55	429.26	0.29	85.60	85.60	604.0	74.5	100.0	21.9	0.0	93.3
Norfolk-Virginia Beach-Newport News VA-NC MSA	4,199,407.90	1.46	18	1.06	233,300.44	8.510	6.500	14.522	38	435.66	435.63	0.03	86.65	88.50	599.2	84.2	100.0	11.4	0.0	80.1
Los Angeles-Long Beach CA PMSA	4,156,575.25	1.45	11	0.65	377,870.48	7.383	6.547	13.332	44	431.75	431.64	0.11	75.09	75.09	633.9	83.0	97.6	22.4	0.0	97.6
Monmouth-Ocean NJ PMSA	4,153,931.37	1.45	10	0.59	415,393.14	7.951	6.500	14.175	36	429.17	428.92	0.25	76.67	76.67	663.9	78.3	53.2	34.4	0.0	0.0
Jacksonville FL MSA	4,071,560.31	1.42	22	1.29	185,070.92	8.557	6.500	14.600	32	419.28	419.26	0.03	87.63	87.63	599.1	86.7	97.6	20.3	8.6	94.2
Phoenix-Mesa AZ MSA	4,001,191.54	1.39	21	1.24	190,532.93	7.905	6.500	14.050	31	396.67	396.51	0.17	86.14	86.92	600.5	91.9	97.0	30.0	3.7	95.8
Nassau-Suffolk NY PMSA	3,956,528.56	1.38	10	0.59	395,652.86	7.761	6.162	13.750	43	426.59	426.06	0.53	82.65	82.65	610.2	92.9	85.3	16.8	0.0	68.2
Orlando FL MSA	3,947,604.66	1.37	16	0.94	246,725.29	7.972	6.500	14.363	39	436.99	436.83	0.16	84.85	84.85	627.2	71.7	94.7	31.9	0.0	81.2
St. Louis MO-IL MSA	3,461,444.52	1.20	27	1.59	128,201.65	8.378	6.500	14.269	38	408.84	408.70	0.14	86.31	86.31	608.2	90.6	93.4	36.8	0.0	98.7
Greensboro--Winston-Salem--High Point NC MSA	3,282,504.88	1.14	27	1.59	121,574.25	9.048	6.474	14.900	30	414.27	414.18	0.09	88.74	91.59	606.2	69.4	86.2	33.8	0.0	30.5
Myrtle Beach SC MSA	3,193,829.29	1.11	22	1.29	145,174.06	8.669	6.500	14.602	24	391.46	391.25	0.21	81.31	81.31	594.9	73.7	78.1	39.5	0.0	11.7
Kansas City MO-KS MSA	3,181,887.68	1.11	26	1.53	122,380.30	8.589	6.500	14.472	30	422.13	421.98	0.15	88.28	88.28	585.4	97.5	100.0	24.3	0.0	65.7
Riverside-San Bernardino CA PMSA	3,098,942.13	1.08	11	0.65	281,722.01	7.907	6.500	13.878	27	401.26	401.26	0.00	87.52	88.78	632.9	91.8	100.0	0.0	26.7	87.7
New Haven-Bridgeport-Stamford-Danbury- Waterbury CT NECMA	2,967,629.20	1.03	14	0.82	211,973.51	8.447	6.485	14.352	29	439.42	439.35	0.07	84.36	87.92	588.0	93.3	93.4	18.8	0.0	91.5
Other	109,574,709.09	38.12	710	41.79	154,330.58	8.532	6.499	14.581	31	411.13	410.97	0.16	86.16	86.99	610.2	82.4	89.3	30.6	0.6	60.1
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Number of States Represented: 43

Adjustment Type	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Fixed Rate	81,290,114.62	28.28	595	35.02	136,622.04	8.438	0.000	0.000	0	389.51	389.31	0.20	82.94	83.72	615.2	87.7	93.0	100.0	0.3	62.9
ARM	206,122,936.40	71.72	1,104	64.98	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Product Type	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Original IO Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO
Fixed - 10 Year	189,811.53	0.07	3	0.18	63,270.51	8.275	0.000	0.000	0	120.00	0.00	120.00	0.00	56.63	56.63	610.4	77.3	100.0	100.0	0.0
Fixed - 15 Year	1,608,706.19	0.56	24	1.41	67,029.42	8.641	0.000	0.000	0	180.00	0.00	179.75	0.25	67.73	67.73	598.3	94.1	93.6	100.0	0.0
Fixed - 20 Year	1,899,143.23	0.66	20	1.18	94,957.16	8.130	0.000	0.000	0	240.00	0.00	239.93	0.07	76.66	76.66	618.5	97.2	100.0	100.0	0.0
Fixed - 25 Year	270,551.09	0.09	3	0.18	90,183.70	7.858	0.000	0.000	0	300.00	0.00	300.00	0.00	80.23	80.23	668.2	59.7	100.0	100.0	0.0
Fixed - 30 Year	48,991,455.49	17.05	373	21.95	131,344.38	8.470	0.000	0.000	0	360.00	0.00	359.77	0.23	82.24	83.11	613.3	87.6	92.3	100.0	0.0
Fixed - 30 Year IO	254,700.00	0.09	2	0.12	127,350.00	7.690	0.000	0.000	0	360.00	60.00	360.00	0.00	82.50	92.49	639.5	100.0	100.0	100.0	100.0
Fixed - 40 Year	25,701,783.47	8.94	154	9.06	166,894.70	8.407	0.000	0.000	0	480.00	0.00	479.86	0.14	85.29	86.01	619.5	85.9	93.0	100.0	0.0
Balloon - 15/30	588,836.93	0.20	4	0.24	147,209.23	9.257	0.000	0.000	0	180.00	0.00	180.00	0.00	81.19	81.19	597.7	100.0	100.0	100.0	0.0
Balloon - 30/40	1,785,126.69	0.62	12	0.71	148,760.56	8.088	0.000	0.000	0	360.00	0.00	359.49	0.51	92.67	92.67	610.5	100.0	100.0	100.0	0.0
ARM - 2 Year/6 Month	75,492,133.57	26.27	511	30.08	147,734.12	8.821	6.483	14.814	24	360.00	0.00	359.82	0.18	85.08	85.55	602.0	75.2	85.4	0.0	0.0
ARM - 2 Year/6 Month IO	1,628,856.30	0.57	7	0.41	232,693.76	7.670	6.500	13.669	24	360.00	60.00	360.00	0.00	83.57	87.31	650.4	100.0	89.6	0.0	100.0
ARM - 2 Year/6 Month 30/40 Balloon	6,828,404.35	2.38	37	2.18	184,551.47	8.094	6.500	14.099	25	360.00	0.00	359.90	0.10	87.55	87.55	597.6	79.6	93.2	0.0	0.0
ARM - 2 Year/6 Month 40/40	79,890,908.18	27.80	378	22.25	211,351.61	8.535	6.500	14.537	25	480.00	0.00	479.92	0.08	88.10	89.14	608.7	76.6	90.2	0.0	0.0
ARM - 5 Year/6 Month	3,428,900.52	1.19	19	1.12	180,468.45	8.859	6.500	14.651	60	360.00	0.00	359.76	0.24	92.32	92.85	633.1	66.7	98.5	0.0	0.0
ARM - 5 Year/6 Month IO	570,000.00	0.20	2	0.12	285,000.00	7.756	6.500	13.756	60	360.00	60.00	359.23	0.77	88.19	95.90	667.5	100.0	100.0	0.0	100.0
ARM - 5 Year/6 Month 30/40 Balloon	5,197,489.19	1.81	22	1.29	236,249.51	7.545	6.500	13.545	61	360.00	0.00	359.91	0.09	82.37	82.37	629.8	96.6	97.7	0.0	0.0
ARM - 5 Year/6 Month 40/40	33,086,244.29	11.51	128	7.53	258,486.28	8.017	6.500	13.964	61	480.00	0.00	479.89	0.11	89.98	90.24	621.8	91.3	98.9	0.0	0.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	60.00	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 8 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Interest Only	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
N	284,959,494.72	99.15	1,688	99.35	168,814.87	8.499	6.494	14.508	32	415.99	415.85	0.15	85.99	86.65	610.7	81.4	91.0	28.4	0.0	55.8
Y	2,453,556.30	0.85	11	0.65	223,050.57	7.692	6.500	13.692	33	360.00	359.82	0.18	84.53	89.85	653.3	100.0	93.1	10.4	100.0	66.9
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Interest Only Term	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
0	284,959,494.72	99.15	1,688	99.35	168,814.87	8.499	6.494	14.508	32	415.99	415.85	0.15	85.99	86.65	610.7	81.4	91.0	28.4	0.0	55.8
60	2,453,556.30	0.85	11	0.65	223,050.57	7.692	6.500	13.692	33	360.00	359.82	0.18	84.53	89.85	653.3	100.0	93.1	10.4	100.0	66.9
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Weighted Average: 60.0

Property Type	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Single Family Detached	257,366,444.38	89.55	1,535	90.35	167,665.44	8.498	6.493	14.501	32	415.05	414.91	0.15	86.20	86.93	609.0	82.5	93.0	29.3	0.9	57.3
2 Family	10,681,578.99	3.72	47	2.77	227,267.64	8.528	6.500	14.645	32	442.88	442.76	0.12	84.67	85.05	622.1	79.7	74.7	12.4	0.0	52.8
Condo	9,100,222.06	3.17	54	3.18	168,522.63	8.395	6.499	14.449	29	397.35	397.04	0.31	85.40	85.94	652.9	69.3	69.9	27.1	2.1	38.0
Townhouse	4,254,221.31	1.48	24	1.41	177,259.22	8.113	6.500	14.128	30	427.58	427.58	0.00	83.41	84.99	588.2	79.0	95.3	9.3	0.0	28.4
3 Family	3,223,183.39	1.12	11	0.65	293,016.67	8.519	6.496	14.498	31	426.56	426.56	0.00	80.06	80.06	643.2	46.4	62.7	9.2	0.0	45.6
Rowhouse	1,752,803.59	0.61	22	1.29	79,672.89	8.716	6.500	14.842	27	372.53	372.37	0.16	79.97	79.97	602.7	88.5	86.8	50.5	0.0	57.9
4 Family	1,034,597.30	0.36	6	0.35	172,432.88	8.602	6.500	14.244	24	397.23	397.07	0.16	86.61	86.61	654.3	81.8	42.8	40.6	0.0	47.9
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Number of Units	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
1	272,473,691.34	94.80	1,635	96.23	166,650.58	8.490	6.494	14.493	32	414.38	414.23	0.15	86.09	86.82	610.1	82.0	92.2	29.1	0.9	56.2
2	10,681,578.99	3.72	47	2.77	227,267.64	8.528	6.500	14.645	32	442.88	442.76	0.12	84.67	85.05	622.1	79.7	74.7	12.4	0.0	52.8
3	3,223,183.39	1.12	11	0.65	293,016.67	8.519	6.496	14.498	31	426.56	426.56	0.00	80.06	80.06	643.2	46.4	62.7	9.2	0.0	45.6
4	1,034,597.30	0.36	6	0.35	172,432.88	8.602	6.500	14.244	24	397.23	397.07	0.16	86.61	86.61	654.3	81.8	42.8	40.6	0.0	47.9
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Occupancy	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Primary	261,663,802.99	91.04	1,547	91.05	169,142.73	8.460	6.494	14.474	33	416.45	416.29	0.16	86.09	86.81	605.9	82.3	100.0	28.9	0.9	56.8
Non-Owner Occupied	15,278,448.75	5.32	104	6.12	146,908.16	9.010	6.495	14.900	25	401.24	401.18	0.06	83.63	83.63	659.3	70.5	0.0	14.3	0.0	46.3
Second Home	10,470,799.28	3.64	48	2.83	218,141.65	8.540	6.500	14.437	26	413.11	413.09	0.02	86.45	87.83	669.0	78.5	0.0	33.7	1.6	46.8
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 9 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Loan Purpose	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Refinance - Cashout	212,972,197.22	74.10	1,215	71.51	175,285.76	8.436	6.500	14.431	33	416.20	416.05	0.15	85.06	85.60	604.1	82.9	94.5	28.9	0.6	57.2
Purchase	42,787,444.78	14.89	262	15.42	163,310.86	8.901	6.499	14.867	26	409.56	409.47	0.09	90.96	92.62	648.2	71.3	72.1	12.0	1.4	47.7
Refinance - Rate Term	31,653,409.02	11.01	222	13.07	142,582.92	8.317	6.428	14.295	37	418.99	418.80	0.20	85.36	85.93	607.8	86.3	93.6	46.3	1.6	58.2
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Documentation Level as Provided	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
1	193,737,810.59	67.41	1,247	73.40	155,363.12	8.362	6.490	14.342	34	413.63	413.47	0.15	85.81	86.81	603.0	100.0	95.2	32.2	1.3	58.5
2	1,029,039.05	0.36	3	0.18	343,013.02	8.996	6.500	14.720	24	397.26	397.26	0.00	93.07	93.07	604.0	100.0	66.3	35.3	0.0	35.3
3	510,757.21	0.18	3	0.18	170,252.40	8.538	6.500	15.725	23	391.83	390.61	1.22	76.93	76.93	616.1	0.0	74.2	73.5	0.0	26.5
4	50,272,202.29	17.49	257	15.13	195,611.68	8.925	6.502	14.911	28	415.70	415.53	0.17	85.61	85.61	638.6	0.0	87.6	18.1	0.0	43.9
5	1,291,527.56	0.45	9	0.53	143,503.06	8.918	6.500	14.910	25	445.52	445.52	0.00	77.19	77.19	617.4	0.0	68.2	4.3	0.0	47.1
7	39,644,936.12	13.79	172	10.12	230,493.81	8.563	6.500	14.598	28	424.16	424.09	0.07	87.72	87.92	615.3	100.0	76.2	21.7	0.0	59.4
8	926,778.20	0.32	8	0.47	115,847.28	7.903	6.500	14.211	59	422.46	421.95	0.51	75.36	75.36	604.3	0.0	100.0	51.7	0.0	65.4
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Documentation Level	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Full	194,766,849.64	67.77	1,250	73.57	155,813.48	8.366	6.490	14.344	34	413.54	413.39	0.15	85.84	86.85	603.0	100.0	95.1	32.2	1.3	58.4
Stated Documentation	50,272,202.29	17.49	257	15.13	195,611.68	8.925	6.502	14.911	28	415.70	415.53	0.17	85.61	85.61	638.6	0.0	87.6	18.1	0.0	43.9
Alternative	39,644,936.12	13.79	172	10.12	230,493.81	8.563	6.500	14.598	28	424.16	424.09	0.07	87.72	87.92	615.3	100.0	76.2	21.7	0.0	59.4
No Documentation	1,291,527.56	0.45	9	0.53	143,503.06	8.918	6.500	14.910	25	445.52	445.52	0.00	77.19	77.19	617.4	0.0	68.2	4.3	0.0	47.1
STM	926,778.20	0.32	8	0.47	115,847.28	7.903	6.500	14.211	59	422.46	421.95	0.51	75.36	75.36	604.3	0.0	100.0	51.7	0.0	65.4
Lite	510,757.21	0.18	3	0.18	170,252.40	8.538	6.500	15.725	23	391.83	390.61	1.22	76.93	76.93	616.1	0.0	74.2	73.5	0.0	26.5
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Documentation Level (S&P)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Z	194,766,849.64	67.77	1,250	73.57	155,813.48	8.366	6.490	14.344	34	413.54	413.39	0.15	85.84	86.85	603.0	100.0	95.1	32.2	1.3	58.4
C	51,563,729.85	17.94	266	15.66	193,848.61	8.925	6.502	14.911	28	416.45	416.29	0.16	85.40	85.40	638.1	0.0	87.1	17.7	0.0	44.0
Y	39,644,936.12	13.79	172	10.12	230,493.81	8.563	6.500	14.598	28	424.16	424.09	0.07	87.72	87.92	615.3	100.0	76.2	21.7	0.0	59.4
S	926,778.20	0.32	8	0.47	115,847.28	7.903	6.500	14.211	59	422.46	421.95	0.51	75.36	75.36	604.3	0.0	100.0	51.7	0.0	65.4
X	510,757.21	0.18	3	0.18	170,252.40	8.538	6.500	15.725	23	391.83	390.61	1.22	76.93	76.93	616.1	0.0	74.2	73.5	0.0	26.5
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Assets Verified (S&P)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
N	244,625,606.24	85.11	1,437	84.58	170,233.55	8.421	6.493	14.418	33	416.56	416.40	0.16	85.10	85.64	604.5	83.4	94.4	31.1	0.8	57.4
Y	42,787,444.78	14.89	262	15.42	163,310.86	8.901	6.499	14.867	26	409.56	409.47	0.09	90.96	92.62	648.2	71.3	72.1	12.0	1.4	47.7
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 10 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Documentation and FICO Distribution	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
ALT Doc - FICO 500-509	116,800.00	0.04	1	0.06	116,800.00	8.850	6.500	14.850	25	360.00	360.00	0.00	80.00	80.00	504.0	100.0	100.0	0.0	0.0	100.0
ALT Doc - FICO 510-519	1,120,351.69	0.39	3	0.18	373,450.56	8.628	6.500	14.628	25	464.68	464.68	0.00	79.13	79.13	518.2	100.0	100.0	0.0	0.0	100.0
ALT Doc - FICO 520-529	1,674,206.93	0.58	6	0.35	279,034.49	8.593	6.500	14.593	24	438.34	438.34	0.00	80.46	80.46	525.7	100.0	100.0	0.0	0.0	22.5
ALT Doc - FICO 530-539	1,189,198.87	0.41	7	0.41	169,885.55	8.689	6.500	14.865	24	388.93	388.93	0.00	82.54	82.54	536.4	100.0	100.0	39.9	0.0	78.2
ALT Doc - FICO 540-549	1,739,339.68	0.61	9	0.53	193,259.96	9.062	6.500	15.062	25	452.06	452.06	0.00	85.28	85.28	544.9	100.0	100.0	0.0	0.0	60.2
ALT Doc - FICO 550-559	2,676,966.22	0.93	14	0.82	191,211.87	8.838	6.500	14.765	30	426.47	426.30	0.16	83.99	83.99	555.4	100.0	100.0	10.9	0.0	68.3
ALT Doc - FICO 560-569	2,026,998.33	0.71	9	0.53	225,222.04	8.749	6.500	14.962	36	447.36	447.18	0.18	75.28	75.28	564.0	100.0	100.0	19.4	0.0	61.6
ALT Doc - FICO 570-579	1,277,159.19	0.44	8	0.47	159,644.90	8.645	6.500	14.646	24	377.17	377.03	0.13	86.25	86.25	574.7	100.0	100.0	54.0	0.0	32.6
ALT Doc - FICO 580-589	1,318,635.00	0.46	6	0.35	219,772.50	8.812	6.500	14.834	43	457.64	457.64	0.00	88.12	88.12	581.8	100.0	100.0	22.6	0.0	76.5
ALT Doc - FICO 590-599	1,290,975.62	0.45	6	0.35	215,162.60	8.155	6.500	14.703	36	360.00	359.53	0.47	80.15	82.54	594.8	100.0	100.0	44.5	0.0	21.2
ALT Doc - FICO 600-609	3,183,353.84	1.11	14	0.82	227,382.42	8.453	6.500	14.453	27	428.44	428.35	0.09	90.02	90.02	602.7	100.0	73.6	0.0	0.0	66.5
ALT Doc - FICO 610-619	2,875,385.46	1.00	13	0.77	221,183.50	8.394	6.500	14.311	24	444.07	443.97	0.09	89.80	90.55	614.7	100.0	83.7	13.6	0.0	41.3
ALT Doc - FICO 620-629	3,683,132.34	1.28	15	0.88	245,542.16	8.416	6.500	14.347	24	396.16	396.07	0.09	90.63	90.63	625.4	100.0	93.8	26.9	0.0	72.8
ALT Doc - FICO 630-639	3,346,760.58	1.16	14	0.82	239,054.33	8.287	6.500	14.472	31	424.87	424.75	0.12	92.05	92.05	632.8	100.0	87.7	37.2	0.0	56.6
ALT Doc - FICO 640-649	1,738,211.29	0.60	7	0.41	248,315.90	8.669	6.500	14.578	41	376.34	376.34	0.00	94.28	94.28	644.3	100.0	63.1	12.3	0.0	37.5
ALT Doc - FICO 650-659	1,492,306.54	0.52	7	0.41	213,186.65	8.372	6.500	14.661	24	400.13	400.13	0.00	92.22	92.22	654.7	100.0	56.0	33.9	0.0	83.4
ALT Doc - FICO 660-669	1,038,266.29	0.36	4	0.24	259,566.57	9.256	6.500	14.722	25	409.01	409.01	0.00	98.41	98.41	663.5	100.0	57.2	42.8	0.0	83.6
ALT Doc - FICO 670-679	1,401,570.97	0.49	7	0.41	200,224.42	8.412	6.500	14.693	25	449.27	449.27	0.00	92.42	92.42	672.9	100.0	91.7	17.3	0.0	51.5
ALT Doc - FICO 680-689	3,067,017.79	1.07	11	0.65	278,819.80	8.712	6.500	14.543	26	439.89	439.89	0.00	91.79	91.79	684.5	100.0	8.2	9.0	0.0	63.9
ALT Doc - FICO 690-699	957,998.57	0.33	2	0.12	478,999.29	9.055	6.500	14.880	24	480.00	480.00	0.00	97.95	97.95	694.2	100.0	0.0	79.5	0.0	100.0
ALT Doc - FICO 700-709	327,964.65	0.11	2	0.12	163,982.33	7.526	0.000	0.000	0	360.00	360.00	0.00	72.74	72.74	701.0	100.0	51.5	100.0	0.0	100.0
ALT Doc - FICO 720-729	677,621.96	0.24	3	0.18	225,873.99	8.351	6.500	15.255	24	388.60	388.60	0.00	84.99	84.99	723.6	100.0	25.5	49.3	0.0	25.5
ALT Doc - FICO 740-749	1,030,244.82	0.36	2	0.12	515,122.41	7.687	6.500	13.740	24	480.00	480.00	0.00	75.08	77.77	741.7	100.0	0.0	13.5	0.0	0.0
ALT Doc - FICO 750-759	148,469.49	0.05	1	0.06	148,469.49	9.130	6.500	15.130	24	480.00	480.00	0.00	90.00	90.00	757.0	100.0	0.0	0.0	0.0	100.0
ALT Doc - FICO 770-779	246,000.00	0.09	1	0.06	246,000.00	8.850	6.500	14.850	25	360.00	360.00	0.00	97.23	97.23	777.0	100.0	100.0	0.0	0.0	100.0
FULL Doc - No FICO	402,366.59	0.14	3	0.18	134,122.20	7.677	6.459	15.175	26	360.00	356.29	3.71	83.50	83.50	0.0	100.0	100.0	61.8	0.0	0.0
FULL Doc - FICO 500-509	1,890,921.74	0.66	19	1.12	99,522.20	8.725	6.500	14.630	24	394.29	394.24	0.05	75.73	75.73	504.8	100.0	100.0	19.9	0.0	52.4
FULL Doc - FICO 510-519	5,438,825.44	1.89	36	2.12	151,078.48	8.555	6.500	14.432	27	392.00	391.70	0.30	77.24	77.24	514.6	100.0	100.0	30.8	0.0	62.1
FULL Doc - FICO 520-529	8,964,489.02	3.12	65	3.83	137,915.22	8.980	6.499	14.941	29	403.56	403.29	0.28	81.61	81.61	525.6	100.0	100.0	26.6	0.0	50.2
FULL Doc - FICO 530-539	9,015,211.85	3.14	72	4.24	125,211.28	9.002	6.500	14.936	26	401.82	401.71	0.11	83.51	83.51	534.0	100.0	99.5	23.5	0.0	45.2
FULL Doc - FICO 540-549	10,195,186.16	3.55	74	4.36	137,772.79	8.972	6.492	14.946	26	415.43	415.17	0.26	84.20	84.20	544.7	100.0	100.0	22.3	0.0	59.0
FULL Doc - FICO 550-559	9,718,167.31	3.38	70	4.12	138,830.96	8.884	6.500	14.822	27	395.90	395.82	0.08	82.57	82.57	554.3	100.0	100.0	31.6	0.0	48.8
FULL Doc - FICO 560-569	10,753,823.28	3.74	82	4.83	131,144.19	8.573	6.335	14.464	31	403.21	403.10	0.11	83.32	83.32	564.1	100.0	100.0	37.1	0.0	50.5
FULL Doc - FICO 570-579	12,804,034.85	4.45	81	4.77	158,074.50	8.320	6.500	14.170	31	411.41	411.34	0.07	83.48	83.48	574.6	100.0	97.9	31.5	0.0	67.7
FULL Doc - FICO 580-589	8,455,282.21	2.94	60	3.53	140,921.37	8.299	6.491	14.130	33	412.23	412.13	0.10	85.89	86.16	585.0	100.0	97.7	32.3	0.0	74.7
FULL Doc - FICO 590-599	13,748,306.31	4.78	90	5.30	152,758.96	8.145	6.500	14.063	38	423.57	423.44	0.13	83.24	86.30	594.8	100.0	96.3	27.2	0.0	63.6
FULL Doc - FICO 600-609	15,118,042.15	5.26	91	5.36	166,132.33	8.204	6.500	14.159	31	427.12	426.95	0.18	85.43	87.72	603.9	100.0	96.5	32.8	0.0	63.4
FULL Doc - FICO 610-619	13,101,639.99	4.56	74	4.36	177,049.19	8.293	6.500	14.259	35	403.15	403.06	0.09	87.60	88.48	614.6	100.0	92.6	31.6	0.0	53.1
FULL Doc - FICO 620-629	15,105,091.04	5.26	87	5.12	173,621.74	8.268	6.500	14.264	38	424.13	423.99	0.14	91.22	92.25	624.6	100.0	98.5	29.7	4.5	49.8
FULL Doc - FICO 630-639	14,543,879.64	5.06	83	4.89	175,227.47	8.114	6.497	14.193	37	426.76	426.60	0.16	88.20	90.85	634.2	100.0	89.6	32.4	2.4	70.8
FULL Doc - FICO 640-649	11,222,370.28	3.90	59	3.47	190,209.67	8.111	6.496	14.056	44	426.05	425.88	0.17	88.90	89.89	644.4	100.0	97.4	38.6	6.7	58.0
FULL Doc - FICO 650-659	8,050,462.60	2.80	45	2.65	178,899.17	8.162	6.500	14.175	50	424.03	423.87	0.15	90.25	92.22	655.5	100.0	92.6	43.5	0.0	59.6
FULL Doc - FICO 660-669	8,114,971.05	2.82	37	2.18	219,323.54	7.918	6.500	14.264	36	405.16	404.97	0.19	89.65	90.75	664.8	100.0	83.2	38.5	0.0	54.2
FULL Doc - FICO 670-679	5,400,399.22	1.88	38	2.24	142,115.77	8.189	6.500	14.136	36	421.29	421.23	0.06	89.01	89.89	674.8	100.0	88.7	41.0	0.0	62.5
FULL Doc - FICO 680-689	3,084,570.42	1.07	20	1.18	154,228.52	8.186	6.500	14.147	43	420.48	420.35	0.13	89.72	90.69	684.6	100.0	90.5	39.3	11.3	66.1
FULL Doc - FICO 690-699	3,576,412.29	1.24	18	1.06	198,689.57	7.679	6.498	13.575	41	421.72	421.49	0.23	86.40	87.63	693.0	100.0	90.6	24.5	0.0	56.1
FULL Doc - FICO 700-709	1,805,543.52	0.63	17	1.00	106,208.44	8.100	6.498	13.747	39	395.57	395.57	0.00	81.22	81.22	704.8	100.0	89.3	45.4	8.3	63.9
FULL Doc - FICO 710-719	467,578.25	0.16	4	0.24	116,894.56	8.064	6.500	14.064	24	360.00	360.00	0.00	83.76	89.75	713.9	100.0	18.8	0.0	36.2	70.1
FULL Doc - FICO 720-729	324,258.28	0.11	3	0.18	108,086.09	7.306	6.500	13.480	60	393.91	393.91	0.00	83.35	83.35	725.0	100.0	100.0	56.2	0.0	56.2
FULL Doc - FICO 730-739	921,819.72	0.32	6	0.35	153,636.62	8.601	6.500	15.384	24	349.51	349.45	0.06	96.17	96.17	734.1	100.0	100.0	71.6	0.0	69.6
FULL Doc - FICO 740-749	775,369.08	0.27	4	0.24	193,842.27	7.773	6.500	13.736	55	446.45	446.45	0.00	89.75	89.75	742.1	100.0	70.4	13.9	0.0	100.0
FULL Doc - FICO 750-759	256,320.83	0.09	2	0.12	128,160.42	8.818	6.500	14.750	24	414.54	414.54	0.00	96.24	96.24	754.9	100.0	100.0	45.5	0.0	0.0
FULL Doc - FICO 760-769	604,781.50	0.21	3	0.18	201,593.83	8.263	6.500	14.053	44	360.00	360.00	0.00	80.84	80.84	767.0	100.0	19.0	64.1	0.0	0.0
FULL Doc - FICO 770-779	557,140.19	0.19	3	0.18	185,713.40	8.099	6.500	14.569	24	378.09	377.17	0.91	81.40	81.40	775.0	100.0	18.3	18.3	0.0	15.1
FULL Doc - FICO 780-789	211,660.00	0.07	2	0.12	105,830.00	8.687	6.500	14.480	61	458.37	458.37	0.00	100.00	100.00	782.5	100.0	100.0	18.0	0.0	82.0
FULL Doc - FICO 790-799	84,954.69	0.03	1	0.06	84,954.69	7.125	0.000	0.000	0	480.00	480.00	0.00	85.00	85.00	794.0	100.0	100.0	100.0	0.0	0.0
FULL Doc - FICO 810-819	52,970.14	0.02	1	0.06	52,970.14	8.850	6.500	14.850	24	360.00	360.00	0.00	100.00	100.00	815.0	100.0	0.0	0.0	0.0	100.0
LITE Doc - FICO 560-569	135,476.71	0.05	1	0.06	135,476.71	9.725	6.500	15.725	23	480.00	479.00	1.00	84.69	84.69	565.0	0.0	100.0	0.0	0.0	100.0
LITE Doc - FICO 620-629	243,280.50	0.08	1	0.06	243,280.50	8.250	0.000	0.000	0	360.00	358.00	2.00	75.00	75.00	624.0	0.0	100.0	100.0	0.0	0.0
LITE Doc - FICO 650-659	132,000.00	0.05	1	0.06	132,000.00	7.850	0.000	0.000	0	360.00	360.00	0.00	72.53	72.53	654.0	0.0	0.0	100.0	0.0	0.0
NO Doc - FICO 580-589	658,400.00	0.23	3	0.18	219,466.67	8.763	6.500	14.763	25	480.00	480.00	0.00	69.48	69.48	582.0	0.0	68.7	0.0	0.0	43.1
NO Doc - FICO 600-609	55,055.44	0.02	1	0.06	55,055.44	9.100	0.000	0.000	0	180.00	180.00	0.00	80.00	80.00	607.0	0.0	100.0	100.0	0.0	0.0
NO Doc - FICO 610-619	232,200.00	0.08	1	0.06	232,200.00	9.480	6.500	15.480	25	480.00	480.00	0.00	90.00	90.00	619.0	0.0	100.0	0.0	0.0	100.0
NO Doc - FICO 630-639	112,375.12	0.04	1	0.06	112,375.12	8.880	6.500	14.880	24	480.00	480.00	0.00	89.21	89.21	635.0	0.0	0.0	0.0	0.0	0.0
NO Doc - FICO 660-669	39,397.00	0.01	1	0.06	39,397.00	9.990	6.500	15.990	25	360.00	360.00	0.00	85.00	85.00	663.0	0.0	0.0	0.0	0.0	100.0
NO Doc - FICO 700-709	52,500.00	0.02	1	0.06	52,500.00	9.250	6.500	15.250	26	360.00	360.00	0.00	75.00	75.00	707.0	0.0	0.0	0.0	0.0	100.0
NO Doc - FICO 720-729	141,600.00	0.05	1	0.06	141,600.00	8.255	6.500	14.255	25	360.00	360.00	0.00	80.00	80.00	723.0	0.0	100.0	0.0	0.0	0.0
STD Doc - FICO 530-539	35,000.00	0.01	1	0.06	35,000.00	11.100	6.500	17.100	25	360.00	360.00	0.00	67.31	67.31	539.0	0.0	100.0	0.0	0.0	100.0
Continued...

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 11 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

...continued
Documentation and FICO Distribution	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
STD Doc - FICO 540-549	63,575.27	0.02	1	0.06	63,575.27	10.600	0.000	0.000	0	360.00	360.00	0.00	80.00	80.00	548.0	0.0	100.0	100.0	0.0	0.0
STD Doc - FICO 550-559	1,065,624.04	0.37	6	0.35	177,604.01	8.779	6.500	14.607	24	404.62	404.40	0.22	65.29	65.29	553.1	0.0	100.0	8.1	0.0	76.9
STD Doc - FICO 560-569	935,169.70	0.33	8	0.47	116,896.21	9.190	6.500	15.084	25	400.77	400.64	0.13	63.30	63.30	566.3	0.0	100.0	19.0	0.0	67.1
STD Doc - FICO 570-579	1,267,713.22	0.44	11	0.65	115,246.66	9.088	6.500	14.827	24	388.63	388.12	0.51	79.67	79.67	575.6	0.0	91.2	13.6	0.0	64.9
STD Doc - FICO 580-589	3,323,407.34	1.16	20	1.18	166,170.37	8.919	6.500	14.833	24	404.27	403.97	0.30	78.26	78.26	584.6	0.0	84.5	16.7	0.0	49.7
STD Doc - FICO 590-599	2,659,934.35	0.93	14	0.82	189,995.31	8.794	6.500	14.749	29	385.33	385.19	0.14	80.52	80.52	592.3	0.0	92.5	14.8	0.0	35.1
STD Doc - FICO 600-609	5,187,535.93	1.80	23	1.35	225,545.04	8.772	6.500	14.805	31	442.42	442.26	0.15	81.13	81.13	605.2	0.0	85.1	12.7	0.0	22.1
STD Doc - FICO 610-619	5,072,312.03	1.76	26	1.53	195,088.92	8.892	6.533	14.886	24	422.71	422.67	0.04	81.95	81.95	615.0	0.0	96.4	7.8	0.0	33.8
STD Doc - FICO 620-629	3,851,844.62	1.34	21	1.24	183,421.17	8.912	6.500	14.815	28	417.24	417.19	0.05	86.08	86.08	624.3	0.0	97.2	20.7	0.0	74.5
STD Doc - FICO 630-639	3,641,036.52	1.27	19	1.12	191,633.50	8.845	6.480	14.948	24	427.60	427.49	0.11	87.53	87.53	634.1	0.0	88.8	21.4	0.0	31.4
STD Doc - FICO 640-649	4,408,679.00	1.53	18	1.06	244,926.61	9.073	6.497	15.155	28	416.37	416.13	0.24	91.08	91.08	644.5	0.0	78.1	21.0	0.0	45.8
STD Doc - FICO 650-659	4,965,078.49	1.73	23	1.35	215,872.98	8.677	6.500	14.450	36	408.93	408.73	0.20	90.97	90.97	654.6	0.0	87.8	26.9	0.0	32.3
STD Doc - FICO 660-669	2,475,115.10	0.86	15	0.88	165,007.67	8.832	6.500	15.040	24	405.01	404.65	0.37	85.97	85.97	664.4	0.0	94.7	29.8	0.0	14.9
STD Doc - FICO 670-679	2,770,791.18	0.96	13	0.77	213,137.78	9.025	6.500	14.961	33	411.97	411.89	0.07	92.63	92.63	673.1	0.0	82.3	16.9	0.0	54.3
STD Doc - FICO 680-689	1,832,227.34	0.64	8	0.47	229,028.42	8.876	6.500	14.609	24	382.03	382.03	0.00	87.58	87.58	682.9	0.0	79.4	6.1	0.0	47.6
STD Doc - FICO 690-699	1,755,924.08	0.61	7	0.41	250,846.30	8.751	6.500	15.135	25	419.73	419.52	0.21	92.51	92.51	693.3	0.0	88.0	45.4	0.0	68.1
STD Doc - FICO 700-709	584,326.32	0.20	4	0.24	146,081.58	9.190	6.500	15.653	26	405.89	405.89	0.00	94.32	94.32	704.5	0.0	100.0	27.6	0.0	56.5
STD Doc - FICO 710-719	964,520.52	0.34	7	0.41	137,788.65	9.014	6.500	14.949	24	415.85	415.51	0.34	90.85	90.85	713.0	0.0	49.3	17.0	0.0	42.2
STD Doc - FICO 720-729	643,746.11	0.22	2	0.12	321,873.06	10.322	6.500	16.322	38	430.64	429.81	0.82	100.00	100.00	722.4	0.0	100.0	0.0	0.0	58.9
STD Doc - FICO 730-739	865,200.00	0.30	3	0.18	288,400.00	10.057	6.500	16.227	24	452.26	452.26	0.00	86.62	86.62	735.2	0.0	76.9	23.1	0.0	76.9
STD Doc - FICO 740-749	725,500.00	0.25	2	0.12	362,750.00	9.208	6.500	15.208	25	480.00	480.00	0.00	100.00	100.00	740.0	0.0	100.0	0.0	0.0	89.6
STD Doc - FICO 750-759	471,941.13	0.16	2	0.12	235,970.57	8.854	6.500	14.854	24	422.79	422.79	0.00	97.38	97.38	754.2	0.0	47.7	0.0	0.0	47.7
STD Doc - FICO 760-769	106,000.00	0.04	1	0.06	106,000.00	7.040	0.000	0.000	0	480.00	480.00	0.00	49.77	49.77	764.0	0.0	100.0	100.0	0.0	100.0
STD Doc - FICO 770-779	400,000.00	0.14	1	0.06	400,000.00	8.880	6.500	14.880	26	360.00	360.00	0.00	100.00	100.00	770.0	0.0	100.0	0.0	0.0	0.0
STD Doc - FICO 790-799	200,000.00	0.07	1	0.06	200,000.00	9.130	6.442	15.130	26	480.00	480.00	0.00	70.18	70.18	793.0	0.0	0.0	0.0	0.0	0.0
STM Doc - FICO 550-559	98,542.83	0.03	1	0.06	98,542.83	7.970	0.000	0.000	0	480.00	479.00	1.00	85.00	85.00	551.0	0.0	100.0	100.0	0.0	100.0
STM Doc - FICO 560-569	287,750.00	0.10	2	0.12	143,875.00	8.682	6.500	14.830	60	406.71	406.71	0.00	85.27	85.27	561.9	0.0	100.0	38.9	0.0	38.9
STM Doc - FICO 570-579	271,834.86	0.09	1	0.06	271,834.86	7.810	6.500	13.810	59	480.00	479.00	1.00	79.53	79.53	573.0	0.0	100.0	0.0	0.0	100.0
STM Doc - FICO 670-679	106,773.39	0.04	2	0.12	53,386.70	6.706	0.000	0.000	0	360.00	359.07	0.93	55.67	55.67	675.2	0.0	100.0	100.0	0.0	46.7
STM Doc - FICO 680-689	87,940.83	0.03	1	0.06	87,940.83	7.990	0.000	0.000	0	360.00	360.00	0.00	48.89	48.89	687.0	0.0	100.0	100.0	0.0	0.0
STM Doc - FICO 750-759	73,936.29	0.03	1	0.06	73,936.29	6.750	0.000	0.000	0	360.00	360.00	0.00	68.52	68.52	754.0	0.0	100.0	100.0	0.0	100.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Appraisal Type (S&P)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Full	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Credit Grade	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
A	185,655,593.88	64.60	995	58.56	186,588.54	8.361	6.500	14.398	34	419.34	419.21	0.13	88.15	89.23	641.3	76.2	87.1	29.2	1.3	54.8
B	29,915,434.13	10.41	191	11.24	156,625.31	8.487	6.497	14.406	31	412.74	412.61	0.13	83.15	83.23	580.5	79.3	94.9	27.4	0.0	65.3
C	71,842,023.01	25.00	513	30.19	140,042.93	8.832	6.478	14.791	27	406.78	406.59	0.19	81.53	81.53	545.2	96.3	99.6	26.3	0.0	54.8
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 12 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

FICO Score	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Not Available	402,366.59	0.14	3	0.18	134,122.20	7.677	6.459	15.175	26	360.00	356.29	3.71	83.50	83.50	0.0	100.0	100.0	61.8	0.0	0.0
500 - 519	8,566,898.87	2.98	59	3.47	145,201.68	8.606	6.500	14.519	26	401.58	401.37	0.20	77.19	77.19	512.8	100.0	100.0	24.0	0.0	65.4
520 - 539	20,878,106.67	7.26	151	8.89	138,265.61	8.946	6.500	14.903	27	404.69	404.53	0.17	82.37	82.37	529.9	99.8	99.8	23.8	0.0	47.5
540 - 559	25,557,401.51	8.89	175	10.30	146,042.29	8.923	6.497	14.876	27	411.31	411.15	0.16	82.84	82.84	549.9	95.2	100.0	23.0	0.0	56.9
560 - 579	29,759,960.14	10.35	203	11.95	146,600.79	8.520	6.445	14.428	31	409.01	408.89	0.13	82.17	82.17	569.7	90.3	98.7	32.1	0.0	59.6
580 - 599	31,454,940.83	10.94	199	11.71	158,065.03	8.364	6.498	14.312	34	415.25	415.10	0.15	82.99	84.49	590.1	78.9	94.8	26.4	0.0	61.1
600 - 619	44,825,524.84	15.60	243	14.30	184,467.18	8.411	6.504	14.417	30	422.54	422.42	0.12	85.80	86.87	609.1	76.5	91.6	23.7	0.0	51.2
620 - 639	44,527,400.36	15.49	241	14.18	184,761.00	8.336	6.497	14.381	34	422.21	422.07	0.14	89.41	90.62	629.2	82.4	93.2	29.8	2.3	59.3
640 - 659	32,009,108.20	11.14	160	9.42	200,056.93	8.386	6.498	14.397	40	417.37	417.21	0.16	90.24	91.08	649.3	70.3	87.8	34.2	2.4	52.6
660 - 679	21,347,284.20	7.43	117	6.89	182,455.42	8.332	6.500	14.505	33	412.88	412.74	0.14	89.88	90.52	668.9	74.7	85.0	34.4	0.0	53.0
680 - 699	14,362,091.32	5.00	67	3.94	214,359.57	8.386	6.499	14.288	33	423.54	423.43	0.11	89.70	90.22	688.2	74.4	65.3	28.7	2.4	62.9
700 - 719	4,202,433.26	1.46	35	2.06	120,069.52	8.427	6.499	14.478	30	394.48	394.40	0.08	84.80	85.46	707.4	61.9	69.7	35.0	7.6	61.8
720 - 739	3,574,246.07	1.24	18	1.06	198,569.23	9.085	6.500	15.698	30	400.85	400.68	0.16	90.62	90.62	729.0	53.8	80.3	38.5	0.0	57.1
740 - 759	3,481,781.64	1.21	14	0.82	248,698.69	8.306	6.500	14.376	31	457.41	457.41	0.00	88.62	89.41	745.0	63.5	52.5	12.6	0.0	53.8
760 - 779	1,913,921.69	0.67	9	0.53	212,657.97	8.352	6.500	14.631	28	371.91	371.64	0.27	85.39	85.39	771.1	73.6	50.6	31.1	0.0	22.8
780 - 799	496,614.69	0.17	4	0.24	124,153.67	8.598	6.469	14.828	42	470.78	470.78	0.00	85.42	85.42	788.7	59.7	59.7	24.8	0.0	34.9
800 >=	52,970.14	0.02	1	0.06	52,970.14	8.850	6.500	14.850	24	360.00	360.00	0.00	100.00	100.00	815.0	100.0	0.0	0.0	0.0	100.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 500
Maximum: 815
Weighted Average: 611.0
% UPB missing FICOs: 0.1
Standard Deviation: 54.41

Back Ratio	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
0.01 - 5.00	423,053.31	0.15	3	0.18	141,017.77	9.159	6.500	15.811	24	461.17	461.17	0.00	85.49	85.49	603.3	84.3	84.3	41.1	0.0	41.1
5.01 - 10.00	3,892,111.88	1.35	19	1.12	204,847.99	8.386	6.451	15.027	24	360.00	359.78	0.22	82.77	82.77	661.8	93.9	44.8	69.7	0.0	45.9
10.01 - 15.00	5,384,157.49	1.87	25	1.47	215,366.30	8.575	6.500	14.614	24	425.05	424.97	0.08	83.64	83.64	621.6	98.1	65.4	21.6	0.0	52.2
15.01 - 20.00	4,126,885.18	1.44	47	2.77	87,806.07	8.768	6.500	14.655	30	387.33	387.16	0.17	81.21	81.21	605.5	83.8	93.5	36.0	0.0	34.2
20.01 - 25.00	13,081,596.33	4.55	95	5.59	137,701.01	8.415	6.500	14.410	32	408.68	408.58	0.10	85.05	86.31	611.8	89.3	92.6	28.6	1.9	52.1
25.01 - 30.00	19,070,354.20	6.64	133	7.83	143,386.12	8.557	6.496	14.522	28	400.78	400.64	0.14	84.75	85.06	603.9	82.9	84.3	27.7	0.8	60.2
30.01 - 35.00	34,270,728.57	11.92	211	12.42	162,420.51	8.475	6.499	14.438	31	407.20	407.05	0.15	84.40	85.34	607.7	81.6	91.9	26.8	1.8	61.7
35.01 - 40.00	41,600,277.17	14.47	254	14.95	163,780.62	8.479	6.459	14.477	31	410.48	410.34	0.15	86.14	86.84	607.7	79.3	91.8	34.1	0.8	50.4
40.01 - 45.00	50,325,536.83	17.51	292	17.19	172,347.73	8.480	6.504	14.515	32	407.02	406.85	0.17	85.06	85.68	606.4	77.2	91.1	25.5	0.0	55.6
45.01 - 50.00	78,490,183.62	27.31	437	25.72	179,611.40	8.528	6.499	14.531	31	425.26	425.12	0.14	86.78	87.47	609.7	79.1	96.0	25.9	0.5	57.0
50.01 - 55.00	31,848,806.13	11.08	160	9.42	199,055.04	8.458	6.499	14.465	37	435.31	435.18	0.14	89.04	90.13	621.7	88.2	90.3	26.7	2.1	57.5
55.01 - 60.00	4,451,775.19	1.55	20	1.18	222,588.76	8.254	6.500	14.233	45	456.79	456.61	0.18	91.21	91.21	640.5	83.6	91.0	30.6	0.0	61.6
60.01 - 65.00	204,825.12	0.07	2	0.12	102,412.56	7.566	6.500	15.115	24	360.00	357.51	2.49	47.73	47.73	680.0	100.0	49.7	49.7	0.0	50.3
100.01 >=	242,760.00	0.08	1	0.06	242,760.00	6.750	0.000	0.000	0	360.00	360.00	0.00	71.40	71.40	611.0	100.0	100.0	100.0	0.0	100.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 1.89
Maximum: 449.60
Weighted Average: 40.41

Prepay Flag	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Prepay Penalty	160,723,840.29	55.92	917	53.97	175,271.36	8.379	6.500	14.391	33	419.74	419.63	0.11	86.22	86.91	610.6	85.4	92.6	31.8	1.0	100.0
No Prepay Penalty	126,689,210.73	44.08	782	46.03	162,006.66	8.635	6.487	14.624	30	410.16	409.97	0.19	85.66	86.39	611.6	76.7	89.1	23.8	0.6	0.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 13 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Prepayment Penalty Detail	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
6 mos of 80%	160,723,840.29	55.92	917	53.97	175,271.36	8.379	6.500	14.391	33	419.74	419.63	0.11	86.22	86.91	610.6	85.4	92.6	31.8	1.0	100.0
None	126,689,210.73	44.08	782	46.03	162,006.66	8.635	6.487	14.624	30	410.16	409.97	0.19	85.66	86.39	611.6	76.7	89.1	23.8	0.6	0.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Prepayment Penalty Months	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
0	126,689,210.73	44.08	782	46.03	162,006.66	8.635	6.487	14.624	30	410.16	409.97	0.19	85.66	86.39	611.6	76.7	89.1	23.8	0.6	0.0
12	8,811,178.02	3.07	27	1.59	326,339.93	8.037	6.500	14.117	47	432.43	432.29	0.14	86.18	86.18	639.0	87.6	84.1	22.8	0.0	100.0
24	91,729,433.63	31.92	501	29.49	183,092.68	8.468	6.500	14.473	30	429.88	429.79	0.10	87.39	88.12	605.4	82.2	92.2	0.4	1.3	100.0
30	1,392,734.19	0.48	6	0.35	232,122.37	8.551	0.000	0.000	0	438.10	437.97	0.13	87.30	89.53	609.7	100.0	100.0	100.0	0.0	100.0
36	58,790,494.45	20.46	383	22.54	153,499.99	8.288	6.500	13.891	53	401.57	401.45	0.12	84.39	85.07	614.4	89.8	94.2	80.6	0.8	100.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Non-zero Weighted Average Prepay Penalty Term: 28

Flag

Flag

Index Type (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Libor - 6 Month	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Total:	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2

Margin (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
2.500 - 2.999	297,057.05	0.14	1	0.09	297,057.05	7.500	2.750	13.500	22	360.00	358.00	2.00	85.00	85.00	568.0	100.0	100.0	0.0	0.0	0.0
5.500 - 5.999	122,445.76	0.06	2	0.18	61,222.88	9.043	5.600	15.043	24	417.33	417.33	0.00	84.78	84.78	610.2	47.8	47.8	0.0	0.0	47.8
6.000 - 6.499	1,777,982.44	0.86	10	0.91	177,798.24	8.900	6.412	14.900	26	446.80	446.80	0.00	84.81	91.97	648.6	80.2	88.8	0.0	0.0	42.7
6.500 - 6.999	203,925,451.15	98.93	1,091	98.82	186,916.09	8.511	6.501	14.497	32	425.69	425.56	0.13	87.19	87.82	609.1	79.1	90.3	0.0	1.1	53.3
Total:	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Minimum: 2.750
Maximum: 6.800
Weighted Average: 6.494

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 14 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Initial Periodic Cap (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
3.000	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Total:	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Minimum: 3.000
Maximum: 3.000
Weighted Average: 3.000

Periodic Cap (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
1.000	733,557.05	0.36	2	0.18	366,778.53	7.857	4.981	13.857	24	431.41	430.60	0.81	87.98	87.98	637.0	100.0	40.5	0.0	0.0	59.5
1.500	205,389,379.35	99.64	1,102	99.82	186,378.75	8.516	6.499	14.502	32	425.75	425.63	0.12	87.17	87.85	609.3	79.1	90.5	0.0	1.1	53.1
Total:	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Minimum: 1.000
Maximum: 1.500
Weighted Average: 1.498

Maximum Mortgage Rates (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
10.500 - 10.999	409,915.49	0.20	1	0.09	409,915.49	9.120	6.500	10.812	59	480.00	479.00	1.00	100.00	100.00	652.0	0.0	100.0	0.0	0.0	0.0
11.500 - 11.999	149,870.99	0.07	1	0.09	149,870.99	5.880	6.500	11.875	24	360.00	360.00	0.00	75.00	75.00	701.0	100.0	100.0	0.0	100.0	100.0
12.000 - 12.499	1,128,790.71	0.55	3	0.27	376,263.57	6.387	6.500	12.387	54	408.76	408.76	0.00	84.15	84.15	651.0	100.0	100.0	0.0	0.0	82.8
12.500 - 12.999	6,266,275.24	3.04	26	2.36	241,010.59	6.783	6.500	12.783	45	417.99	417.92	0.07	79.63	80.58	624.2	100.0	96.2	0.0	3.2	73.0
13.000 - 13.499	15,797,875.52	7.66	73	6.61	216,409.25	7.317	6.500	13.272	39	443.15	443.03	0.13	82.45	85.35	621.9	93.7	98.3	0.0	2.8	60.1
13.500 - 13.999	34,509,746.90	16.74	165	14.95	209,149.98	7.770	6.467	13.777	34	431.18	431.03	0.16	82.90	84.91	611.2	90.7	94.8	0.0	2.1	61.0
14.000 - 14.499	39,377,068.48	19.10	203	18.39	193,975.71	8.293	6.500	14.277	33	434.40	434.30	0.10	89.20	89.63	612.1	84.6	89.1	0.0	1.1	52.9
14.500 - 14.999	59,393,774.44	28.81	302	27.36	196,668.13	8.780	6.501	14.780	30	427.51	427.43	0.08	88.80	88.83	600.1	76.6	86.8	0.0	0.4	52.1
15.000 - 15.499	25,764,094.01	12.50	160	14.49	161,025.59	9.234	6.497	15.235	27	419.94	419.81	0.12	89.26	89.26	616.0	63.9	85.4	0.0	0.0	48.7
15.500 - 15.999	17,404,011.44	8.44	117	10.60	148,752.23	9.722	6.498	15.722	25	399.33	399.11	0.22	88.63	88.63	598.8	62.8	90.9	0.0	0.0	42.6
16.000 - 16.499	3,569,066.14	1.73	34	3.08	104,972.53	10.174	6.499	16.174	26	385.92	385.61	0.31	85.57	85.57	599.7	56.4	94.0	0.0	0.0	22.9
16.500 - 16.999	2,139,141.92	1.04	16	1.45	133,696.37	10.711	6.499	16.711	28	387.49	387.12	0.37	95.27	95.27	640.7	56.5	96.9	0.0	0.0	33.6
17.000 - 17.499	213,305.12	0.10	3	0.27	71,101.71	11.223	6.490	17.223	24	360.00	359.34	0.66	91.04	91.04	599.6	18.0	100.0	0.0	0.0	34.4
Total:	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Minimum: 10.812
Maximum: 17.255
Weighted Average: 14.500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 15 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Minimum Mortgage Rates (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
5.500 - 5.999	149,870.99	0.07	1	0.09	149,870.99	5.880	6.500	11.875	24	360.00	360.00	0.00	75.00	75.00	701.0	100.0	100.0	0.0	100.0	100.0
6.000 - 6.499	1,128,790.71	0.55	3	0.27	376,263.57	6.387	6.500	12.387	54	408.76	408.76	0.00	84.15	84.15	651.0	100.0	100.0	0.0	0.0	82.8
6.500 - 6.999	6,418,651.66	3.11	27	2.45	237,727.84	6.782	6.500	12.806	45	416.61	416.52	0.09	79.75	80.68	621.6	100.0	96.3	0.0	3.1	73.7
7.000 - 7.499	16,311,319.85	7.91	74	6.70	220,423.24	7.266	6.500	13.304	38	444.54	444.42	0.12	82.32	85.13	622.6	93.9	98.4	0.0	2.7	61.6
7.500 - 7.999	34,150,528.77	16.57	163	14.76	209,512.45	7.777	6.466	13.777	34	431.93	431.78	0.16	82.88	84.91	611.4	90.6	94.7	0.0	2.1	61.2
8.000 - 8.499	37,482,032.98	18.18	197	17.84	190,264.13	8.284	6.500	14.284	34	435.13	435.03	0.10	89.15	89.61	610.6	85.3	89.7	0.0	1.2	53.5
8.500 - 8.999	59,753,174.44	28.99	304	27.54	196,556.49	8.779	6.501	14.778	30	427.11	427.02	0.08	88.85	88.88	600.1	76.8	86.9	0.0	0.4	52.2
9.000 - 9.499	27,104,645.00	13.15	163	14.76	166,286.17	9.229	6.497	15.130	27	420.56	420.43	0.13	89.60	89.60	618.9	62.2	84.6	0.0	0.0	46.3
9.500 - 9.999	17,404,011.44	8.44	117	10.60	148,752.23	9.722	6.498	15.722	25	399.33	399.11	0.22	88.63	88.63	598.8	62.8	90.9	0.0	0.0	42.6
10.000 - 10.499	3,867,463.52	1.88	36	3.26	107,429.54	10.174	6.500	15.958	28	383.92	383.63	0.29	85.58	85.58	596.1	59.8	94.4	0.0	0.0	21.1
10.500 - 10.999	2,139,141.92	1.04	16	1.45	133,696.37	10.711	6.499	16.711	28	387.49	387.12	0.37	95.27	95.27	640.7	56.5	96.9	0.0	0.0	33.6
11.000 - 11.499	213,305.12	0.10	3	0.27	71,101.71	11.223	6.490	17.223	24	360.00	359.34	0.66	91.04	91.04	599.6	18.0	100.0	0.0	0.0	34.4
Total:	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Minimum: 5.880
Maximum: 11.255
Weighted Average: 8.513

Lifetime Rate Cap (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
1.692	409,915.49	0.20	1	0.09	409,915.49	9.120	6.500	10.812	59	480.00	479.00	1.00	100.00	100.00	652.0	0.0	100.0	0.0	0.0	0.0
3.000	238,397.38	0.12	1	0.09	238,397.38	10.130	6.500	13.130	60	360.00	360.00	0.00	87.20	87.20	559.0	100.0	100.0	0.0	0.0	0.0
4.000	60,000.00	0.03	1	0.09	60,000.00	10.350	6.500	14.350	25	360.00	360.00	0.00	80.00	80.00	530.0	100.0	100.0	0.0	0.0	0.0
5.000	930,635.50	0.45	2	0.18	465,317.75	9.130	6.500	14.130	24	411.57	411.57	0.00	94.30	94.30	683.9	43.0	57.0	0.0	0.0	0.0
5.650	255,900.00	0.12	1	0.09	255,900.00	8.750	6.500	14.400	25	360.00	360.00	0.00	100.00	100.00	619.0	100.0	100.0	0.0	0.0	100.0
5.750	103,500.00	0.05	1	0.09	103,500.00	8.500	6.500	14.250	25	360.00	360.00	0.00	90.00	90.00	552.0	100.0	100.0	0.0	0.0	0.0
5.995	149,870.99	0.07	1	0.09	149,870.99	5.880	6.500	11.875	24	360.00	360.00	0.00	75.00	75.00	701.0	100.0	100.0	0.0	100.0	100.0
6.000	200,845,434.88	97.44	1,083	98.10	185,452.85	8.518	6.494	14.518	32	425.77	425.64	0.13	87.10	87.79	608.9	79.6	90.3	0.0	1.0	53.8
6.001	1,951,722.03	0.95	8	0.72	243,965.25	8.110	6.500	14.111	40	454.78	454.78	0.00	89.90	89.90	623.1	53.4	100.0	0.0	0.0	23.7
6.030	122,342.00	0.06	1	0.09	122,342.00	8.850	6.500	14.880	25	360.00	360.00	0.00	75.00	75.00	600.0	0.0	0.0	0.0	0.0	0.0
6.250	151,000.00	0.07	1	0.09	151,000.00	9.220	6.500	15.470	25	360.00	360.00	0.00	100.00	100.00	650.0	0.0	100.0	0.0	0.0	0.0
6.400	206,841.71	0.10	1	0.09	206,841.71	7.350	6.500	13.750	24	360.00	360.00	0.00	84.84	84.84	649.0	100.0	100.0	0.0	0.0	0.0
7.000	697,376.42	0.34	2	0.18	348,688.21	6.945	6.500	13.945	25	453.78	453.56	0.22	80.70	80.70	586.1	100.0	100.0	0.0	0.0	100.0
Total:	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Minimum: 1.692
Maximum: 7.000
Weighted Average: 5.986

Next Rate Adjustment Date (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
2008-04	336,361.33	0.16	2	0.18	168,180.67	9.177	6.500	15.177	21	360.00	357.00	3.00	85.76	85.76	564.8	44.5	100.0	0.0	0.0	0.0
2008-05	815,704.63	0.40	6	0.54	135,950.77	8.458	5.134	14.458	22	388.94	386.94	2.00	90.72	90.72	598.0	100.0	100.0	0.0	0.0	7.3
2008-06	18,296,558.25	8.88	111	10.05	164,833.86	8.800	6.500	14.808	23	401.64	400.64	1.00	85.43	85.80	586.2	75.1	94.1	0.0	0.0	40.5
2008-07	66,857,862.19	32.44	371	33.61	180,209.87	8.621	6.498	14.608	24	413.13	413.13	0.00	86.77	87.46	611.8	75.5	83.8	0.0	1.8	47.8
2008-08	68,562,851.00	33.26	385	34.87	178,085.33	8.584	6.501	14.590	25	429.15	429.15	0.00	86.85	87.69	603.5	77.7	90.3	0.0	0.6	58.5
2008-09	8,970,965.00	4.35	58	5.25	154,671.81	8.871	6.490	14.871	26	416.61	416.61	0.00	86.23	87.84	616.5	73.4	89.2	0.0	0.0	37.6
2011-05	484,808.27	0.24	2	0.18	242,404.14	9.342	6.500	15.342	58	360.00	358.00	2.00	90.92	100.00	684.4	45.4	100.0	0.0	45.4	0.0
2011-06	4,318,528.18	2.10	18	1.63	239,918.23	7.941	6.500	13.532	59	459.97	458.97	1.00	87.77	88.44	605.7	77.8	100.0	0.0	0.0	73.4
2011-07	13,037,904.50	6.33	59	5.34	220,981.43	7.879	6.500	13.825	60	456.09	456.09	0.00	86.56	86.85	618.8	92.8	97.2	0.0	0.0	67.5
2011-08	21,541,008.05	10.45	82	7.43	262,695.22	8.061	6.500	14.061	61	453.52	453.52	0.00	90.24	90.40	624.1	91.5	99.2	0.0	1.6	62.2
2011-09	2,900,385.00	1.41	10	0.91	290,038.50	8.302	6.500	14.302	62	453.55	453.55	0.00	95.39	95.39	667.5	93.2	100.0	0.0	0.0	45.4
Total:	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Minimum: 2008-04-01
Maximum: 2011-09-01
Weighted Average: 2009-02-24

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 16 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Months to Next Rate Adjustment (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
19 - 24	86,306,486.40	41.87	490	44.38	176,135.69	8.660	6.486	14.652	24	410.26	410.02	0.24	86.52	87.13	606.1	75.5	86.2	0.0	1.4	45.7
25 - 30	77,533,816.00	37.62	443	40.13	175,019.90	8.618	6.500	14.622	25	427.70	427.70	0.00	86.77	87.71	605.0	77.2	90.2	0.0	0.6	56.1
55 - 60	17,841,240.95	8.66	79	7.16	225,838.49	7.934	6.500	13.795	60	454.41	454.12	0.30	86.97	87.59	617.4	87.8	98.0	0.0	1.2	67.1
61 - 66	24,441,393.05	11.86	92	8.33	265,667.32	8.090	6.500	14.090	61	453.52	453.52	0.00	90.85	91.00	629.3	91.7	99.3	0.0	1.4	60.2
Total:	206,122,936.40	100.00	1,104	100.00	186,705.56	8.513	6.494	14.500	32	425.77	425.65	0.13	87.17	87.85	609.4	79.1	90.3	0.0	1.1	53.2
Minimum: 21
Maximum: 62
Weighted Average: 32

Conforming vs. Nonconforming (Just Balances)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Conforming	245,825,897.59	85.53	1,622	95.47	151,557.27	8.526	6.492	14.539	30	410.78	410.62	0.15	85.45	86.17	607.9	81.6	91.5	31.1	0.8	55.1
Non-conforming	41,587,153.43	14.47	77	4.53	540,092.90	8.289	6.503	14.317	38	443.53	443.43	0.10	89.05	89.70	629.8	81.6	88.5	11.8	1.0	61.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Freddie Conforming vs. Nonconforming	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
Conforming Freddie	245,825,897.59	85.53	1,622	95.47	151,557.27	8.526	6.492	14.539	30	410.78	410.62	0.15	85.45	86.17	607.9	81.6	91.5	31.1	0.8	55.1
Non-conforming Freddie	41,587,153.43	14.47	77	4.53	540,092.90	8.289	6.503	14.317	38	443.53	443.43	0.10	89.05	89.70	629.8	81.6	88.5	11.8	1.0	61.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9

Monthly Payments ($)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
0.01 - 500.00	8,476,315.49	2.95	182	10.71	46,573.16	9.243	6.486	15.297	27	364.60	364.49	0.12	79.31	79.44	604.2	87.5	87.6	48.8	0.0	50.7
500.01 - 1,000.00	62,021,893.95	21.58	627	36.90	98,918.49	8.554	6.496	14.533	29	399.53	399.38	0.15	83.18	84.18	600.9	88.1	90.3	40.6	0.7	53.1
1,000.01 - 1,500.00	72,079,649.68	25.08	439	25.84	164,190.55	8.412	6.500	14.462	31	410.22	410.08	0.14	84.57	85.50	605.2	83.7	93.6	31.8	1.4	57.5
1,500.01 - 2,000.00	46,848,778.22	16.30	203	11.95	230,782.16	8.391	6.500	14.416	30	411.40	411.18	0.22	86.48	87.09	610.3	79.1	93.1	27.5	0.6	57.3
2,000.01 - 2,500.00	28,636,112.28	9.96	97	5.71	295,217.65	8.514	6.448	14.501	33	430.91	430.75	0.16	89.09	89.71	608.6	75.0	96.7	24.7	1.2	62.5
2,500.01 - 3,000.00	23,431,931.05	8.15	63	3.71	371,935.41	8.338	6.500	14.387	34	436.13	436.04	0.10	88.12	88.40	630.2	76.0	86.5	14.6	1.9	55.4
3,000.01 - 3,500.00	15,818,567.39	5.50	37	2.18	427,528.85	8.534	6.500	14.469	37	446.78	446.66	0.12	90.83	91.44	626.0	78.7	91.8	16.2	0.0	41.1
3,500.01 - 4,000.00	10,395,006.54	3.62	21	1.24	495,000.31	8.692	6.510	14.673	39	436.41	436.30	0.10	88.12	89.13	614.8	72.8	86.8	9.6	0.0	58.9
4,000.01 - 4,500.00	7,156,440.34	2.49	13	0.77	550,495.41	8.905	6.500	14.905	40	435.02	434.87	0.14	89.77	89.77	630.5	63.4	92.3	8.1	0.0	39.4
4,500.01 - 5,000.00	3,959,275.42	1.38	6	0.35	659,879.24	7.957	6.500	14.238	33	397.42	397.23	0.19	86.21	86.21	647.6	100.0	70.5	18.9	0.0	48.8
5,000.01 - 5,500.00	2,856,932.30	0.99	4	0.24	714,233.08	8.198	6.500	14.198	25	421.11	421.11	0.00	90.13	90.13	646.8	77.2	77.2	0.0	0.0	100.0
5,500.01 - 6,000.00	1,525,822.00	0.53	2	0.12	762,911.00	8.785	6.500	14.470	25	480.00	480.00	0.00	93.16	93.16	649.9	49.9	50.1	49.9	0.0	49.9
6,000.01 - 6,500.00	3,303,826.36	1.15	4	0.24	825,956.59	8.488	6.500	14.488	24	452.40	452.40	0.00	88.81	88.81	627.3	100.0	73.0	0.0	0.0	73.0
6,500.01 - 7,000.00	902,500.00	0.31	1	0.06	902,500.00	8.580	6.500	14.580	61	480.00	480.00	0.00	95.00	95.00	596.0	100.0	100.0	0.0	0.0	100.0
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 196.50
Maximum: 6,671.15
Average: 1,271.30

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 17 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Origination Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
2005-12	248,466.59	0.09	1	0.06	248,466.59	6.750	0.000	0.000	0	360.00	354.00	6.00	84.75	84.75	0.0	100.0	100.0	100.0	0.0	0.0
2006-01	265,157.93	0.09	3	0.18	88,385.98	7.005	0.000	0.000	0	321.10	316.10	5.00	62.82	62.82	663.2	100.0	100.0	100.0	0.0	0.0
2006-02	373,800.90	0.13	2	0.12	186,900.45	7.361	0.000	0.000	0	408.18	404.18	4.00	67.23	67.23	637.2	100.0	100.0	100.0	0.0	40.1
2006-03	435,204.55	0.15	3	0.18	145,068.18	9.182	6.500	15.177	21	360.00	357.00	3.00	86.72	86.72	558.3	57.1	100.0	22.7	0.0	0.0
2006-04	2,162,524.67	0.75	13	0.77	166,348.05	8.521	5.634	14.674	36	370.92	369.01	1.91	85.18	87.22	634.1	61.3	100.0	40.5	10.2	14.3
2006-05	32,437,808.04	11.29	187	11.01	173,464.21	8.488	6.500	14.555	30	408.10	407.14	0.97	85.33	85.72	600.3	78.4	97.2	29.3	0.0	50.7
2006-06	113,116,101.26	39.36	670	39.43	168,830.00	8.471	6.499	14.479	30	409.17	409.16	0.01	85.43	86.06	613.5	82.2	87.5	27.9	1.2	55.6
2006-07	123,769,352.08	43.06	725	42.67	170,716.35	8.502	6.501	14.486	34	424.44	424.44	0.00	86.66	87.48	609.4	82.0	93.0	27.9	0.7	59.4
2006-08	14,604,635.00	5.08	95	5.59	153,733.00	8.636	6.494	14.611	37	416.59	416.59	0.00	86.82	87.69	626.8	82.4	86.4	26.2	0.0	50.1
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 2005-12-23
Maximum: 2006-08-10

First Payment Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
2006-02	248,466.59	0.09	1	0.06	248,466.59	6.750	0.000	0.000	0	360.00	354.00	6.00	84.75	84.75	0.0	100.0	100.0	100.0	0.0	0.0
2006-03	265,157.93	0.09	3	0.18	88,385.98	7.005	0.000	0.000	0	321.10	316.10	5.00	62.82	62.82	663.2	100.0	100.0	100.0	0.0	0.0
2006-04	373,800.90	0.13	2	0.12	186,900.45	7.361	0.000	0.000	0	408.18	404.18	4.00	67.23	67.23	637.2	100.0	100.0	100.0	0.0	40.1
2006-05	435,204.55	0.15	3	0.18	145,068.18	9.182	6.500	15.177	21	360.00	357.00	3.00	86.72	86.72	558.3	57.1	100.0	22.7	0.0	0.0
2006-06	2,071,863.63	0.72	12	0.71	172,655.30	8.442	5.643	14.788	35	371.39	369.39	2.00	84.47	86.59	630.8	59.6	100.0	37.2	10.6	14.9
2006-07	32,507,537.21	11.31	191	11.24	170,196.53	8.509	6.500	14.564	30	406.27	405.27	1.00	85.38	85.68	601.2	77.8	96.7	30.4	0.0	50.4
2006-08	110,471,179.16	38.44	652	38.38	169,434.32	8.470	6.499	14.480	30	409.71	409.71	0.00	85.61	86.26	614.4	82.0	86.9	27.7	1.2	55.1
2006-09	124,968,786.05	43.48	730	42.97	171,190.12	8.483	6.501	14.463	34	424.45	424.45	0.00	86.46	87.28	609.2	82.4	93.1	27.9	0.7	60.9
2006-10	16,071,055.00	5.59	105	6.18	153,057.67	8.747	6.492	14.732	35	414.42	414.42	0.00	86.90	87.80	619.5	82.3	90.6	26.1	0.0	42.8
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 2006-02-01
Maximum: 2006-10-01

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 18 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Maturity Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
2016-07	121,811.53	0.04	1	0.06	121,811.53	7.500	0.000	0.000	0	120.00	120.00	0.00	70.00	70.00	624.0	100.0	100.0	100.0	0.0	100.0
2016-08	68,000.00	0.02	2	0.12	34,000.00	9.662	0.000	0.000	0	120.00	120.00	0.00	32.69	32.69	586.0	36.8	100.0	100.0	0.0	36.8
2021-02	57,303.09	0.02	1	0.06	57,303.09	6.250	0.000	0.000	0	180.00	175.00	5.00	65.00	65.00	696.0	100.0	100.0	100.0	0.0	0.0
2021-06	122,126.88	0.04	2	0.12	61,063.44	8.661	0.000	0.000	0	180.00	179.00	1.00	88.80	88.80	664.5	100.0	100.0	100.0	0.0	100.0
2021-07	658,662.15	0.23	7	0.41	94,094.59	8.602	0.000	0.000	0	180.00	180.00	0.00	73.98	73.98	566.4	91.6	84.3	100.0	0.0	72.2
2021-08	1,245,014.00	0.43	15	0.88	83,000.93	8.961	0.000	0.000	0	180.00	180.00	0.00	69.99	69.99	609.0	96.8	100.0	100.0	0.0	45.6
2021-09	114,437.00	0.04	3	0.18	38,145.67	9.736	0.000	0.000	0	180.00	180.00	0.00	55.30	55.30	542.2	100.0	100.0	100.0	0.0	0.0
2026-06	133,243.58	0.05	2	0.12	66,621.79	8.277	0.000	0.000	0	240.00	239.00	1.00	82.92	82.92	620.2	100.0	100.0	100.0	0.0	62.9
2026-07	1,219,194.65	0.42	12	0.71	101,599.55	8.062	0.000	0.000	0	240.00	240.00	0.00	75.18	75.18	613.6	95.6	100.0	100.0	0.0	45.6
2026-08	516,705.00	0.18	5	0.29	103,341.00	8.116	0.000	0.000	0	240.00	240.00	0.00	81.23	81.23	624.6	100.0	100.0	100.0	0.0	31.9
2026-09	30,000.00	0.01	1	0.06	30,000.00	10.475	0.000	0.000	0	240.00	240.00	0.00	30.00	30.00	704.0	100.0	100.0	100.0	0.0	0.0
2031-07	232,441.09	0.08	2	0.12	116,220.55	7.651	0.000	0.000	0	300.00	300.00	0.00	84.58	84.58	690.5	53.1	100.0	100.0	0.0	0.0
2031-09	38,110.00	0.01	1	0.06	38,110.00	9.120	0.000	0.000	0	300.00	300.00	0.00	53.68	53.68	532.0	100.0	100.0	100.0	0.0	0.0
2036-01	248,466.59	0.09	1	0.06	248,466.59	6.750	0.000	0.000	0	360.00	354.00	6.00	84.75	84.75	0.0	100.0	100.0	100.0	0.0	0.0
2036-02	207,854.84	0.07	2	0.12	103,927.42	7.213	0.000	0.000	0	360.00	355.00	5.00	62.22	62.22	654.2	100.0	100.0	100.0	0.0	0.0
2036-03	223,732.89	0.08	1	0.06	223,732.89	6.375	0.000	0.000	0	360.00	356.00	4.00	51.96	51.96	648.0	100.0	100.0	100.0	0.0	0.0
2036-04	435,204.55	0.15	3	0.18	145,068.18	9.182	6.500	15.177	21	360.00	357.00	3.00	86.72	86.72	558.3	57.1	100.0	22.7	0.0	0.0
2036-05	1,875,128.44	0.65	11	0.65	170,466.22	8.475	5.491	14.905	38	360.00	358.00	2.00	82.84	85.18	625.1	55.3	100.0	41.1	11.7	16.4
2036-06	19,400,693.78	6.75	122	7.18	159,022.08	8.672	6.500	14.894	25	360.00	359.00	1.00	83.60	83.76	598.4	77.5	96.2	34.7	0.0	44.1
2036-07	59,907,979.02	20.84	400	23.54	149,769.95	8.600	6.497	14.660	26	360.00	360.00	0.00	84.64	85.15	614.5	83.4	84.5	33.5	2.2	51.4
2036-08	53,498,793.00	18.61	380	22.37	140,786.30	8.527	6.500	14.492	30	360.00	360.00	0.00	84.20	85.23	605.2	80.1	91.5	36.8	1.7	61.3
2036-09	8,379,213.00	2.92	65	3.83	128,910.97	8.939	6.496	15.049	30	360.00	360.00	0.00	87.27	87.27	604.2	82.4	87.3	35.8	0.0	39.4
2046-03	150,068.01	0.05	1	0.06	150,068.01	8.830	0.000	0.000	0	480.00	476.00	4.00	90.00	90.00	621.0	100.0	100.0	100.0	0.0	100.0
2046-05	196,735.19	0.07	1	0.06	196,735.19	8.130	6.500	14.130	22	480.00	478.00	2.00	100.00	100.00	686.0	100.0	100.0	0.0	0.0	0.0
2046-06	12,851,472.97	4.47	65	3.83	197,714.97	8.264	6.500	14.144	36	480.00	479.00	1.00	88.06	88.58	604.7	77.9	97.3	22.6	0.0	59.3
2046-07	48,331,090.72	16.82	230	13.54	210,135.18	8.324	6.500	14.302	33	480.00	480.00	0.00	87.27	88.14	614.6	79.9	89.4	17.2	0.0	59.8
2046-08	69,640,274.05	24.23	328	19.31	212,317.91	8.442	6.502	14.446	36	480.00	480.00	0.00	88.58	89.26	612.2	83.8	94.1	19.2	0.0	61.2
2046-09	7,509,295.00	2.61	35	2.06	214,551.29	8.510	6.489	14.470	39	480.00	480.00	0.00	87.36	89.29	637.5	81.7	94.0	13.5	0.0	47.7
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 2016-07-01
Maximum: 2046-09-01

Date

Actual Paid Thru Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
2006-06	208,000.00	0.07	2	0.12	104,000.00	9.575	6.500	15.575	23	360.00	359.00	1.00	54.42	54.42	588.9	51.9	51.9	0.0	0.0	0.0
2006-07	49,038,182.98	17.06	257	15.13	190,810.05	8.653	6.473	14.626	31	411.62	411.32	0.30	86.91	87.35	602.4	82.3	89.7	17.2	2.2	49.1
2006-08	221,455,483.80	77.05	1,329	78.22	166,633.17	8.439	6.500	14.447	32	416.55	416.43	0.12	85.75	86.51	612.3	81.4	91.4	30.9	0.6	58.6
2006-09	16,711,384.24	5.81	111	6.53	150,553.01	8.710	6.492	14.725	35	413.93	413.88	0.06	86.51	87.38	620.0	82.5	90.5	27.1	0.0	41.1
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 2006-06-01
Maximum: 2006-09-01

Payment Day	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
1	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 1
Maximum: 1
Weighted Average: 1

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 19 of 20

Equity One Preliminary Collateral Analysis All records 1,699 records Balance: 287,413,051

Days Delinquent	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO	Percent Prepay
0 - 29	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Total:	287,413,051.02	100.00	1,699	100.00	169,166.01	8.492	6.494	14.500	32	415.52	415.37	0.15	85.97	86.68	611.0	81.6	91.0	28.3	0.9	55.9
Minimum: 0
Maximum: 29
Weighted Average: 0.0

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

U:\ABS\hel\equityone\2006\Popular ABS 2006-D\equityone_081506.cas	Aug 15, 2006 20:41	Page 20 of 20